EXHIBIT 10.1

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

This Third Amended and Restated Investor Rights Agreement (this “Agreement”) is made as of August 12, 2009, among Complete Genomics, Inc., a Delaware corporation (the “Company”), the stockholders and warrantholders listed on Exhibit A hereto (each, an “Investor” and collectively, the “Investors”) and the stockholders and founders of the Company listed on Exhibit B hereto (each, a “Founder” and collectively, the “Founders”).

RECITALS

The Company and certain of the Investors have entered into a Series D Preferred Stock Purchase Agreement (the “Purchase Agreement”) of even date herewith pursuant to which the Company wants to sell to such Investors and such Investors want to purchase from the Company shares of the Company’s Series D Preferred Stock. One condition to such Investors’ obligations to purchase shares of the Company’s Series D Preferred Stock under the Purchase Agreement is that the Company and such Investors enter into this Agreement in order to provide such Investors with certain rights to register shares of the Company’s Common Stock issuable upon conversion of the Series D Preferred Stock held by such Investors, certain rights to receive information pertaining to the Company, and a right of first offer with respect to certain issuances by the Company of its securities. The Company wants to induce such Investors to purchase shares of Series D Preferred Stock pursuant to the Purchase Agreement by agreeing to the terms and conditions set forth herein.

The Company, the Investors and the Founders previously entered into that certain Second Amended and Restated Investor Rights Agreement dated February 12, 2008, as amended February 13, 2009 (the “Prior Agreement”). The parties to the Prior Agreement desire to amend and restate the Prior Agreement in its entirety, and to accept the rights and restrictions created in this Agreement in lieu of the rights and restrictions contained in the Prior Agreement. Section 4.10 of the Prior Agreement vested the authority to amend the Prior Agreement in the Company and the Holder or Holders (as defined in the Prior Agreement) holding, in the aggregate, more than a majority of the outstanding shares of the Registrable Securities (as defined in the Prior Agreement) held by the Holders. The Holders holding more than a majority of the Registrable Securities are entering into this Agreement, making this Agreement binding upon all of the parties to the Prior Agreement.

AGREEMENT

The parties agree as follows:

1. Restrictions on Transferability; Registration Rights.

1.1 Certain Definitions. As used in this Agreement, the following terms have the following respective meanings:

“Board” means the board of directors of the Company.

“Commission” means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar successor federal statute, and the rules and regulations thereunder, all as the same shall be in effect from time to time.

“Form S-3 Initiating Holders” means any Holder or Holders who in the aggregate hold not less than five percent (5%) of the Registrable Securities then outstanding and who propose to register securities, the aggregate offering price of which exceeds $5,000,000.

“Gold Hill” shall mean Gold Hill Venture Lending 03, L.P.

“Gold Hill Warrant” shall mean the warrant issued to Gold Hill in connection with the Loan and Security Agreement by and among the Company, SVB and Gold Hill, dated as of September 21, 2006.

“Holder” means (i) any Investor or Founder holding Registrable Securities; (ii) SVB and Gold Hill; provided, however, that SVB and Gold Hill shall not be deemed Holders for purposes of Sections 1.3, 2 and 3 of this Agreement except with respect to the Shares of Series C Preferred Stock held by Gold Hill and the Common Stock issuable upon conversion thereof; and (iii) any person holding Registrable Securities to whom the rights under this Agreement have been transferred in accordance with Section 1.11 hereof.

“Initiating Holders” means any Holder or Holders who in the aggregate hold not less than forty percent (40%) of the Registrable Securities then outstanding and who propose to register securities, the aggregate offering price of which, net of underwriting discounts and commissions, exceeds $5,000,000.

“IPO” means the first public offering of the Common Stock of the Company to the general public that is affected pursuant to a registration statement filed with, and declared effective by, the Commission under the Securities Act.

“Major Investors” means Essex Woodlands Health Ventures Fund VIII, L.P., Essex Woodlands Health Ventures Fund VIII-A, L.P. and Essex Woodlands Health Ventures Fund VIII-B, L.P. (any of them, “Essex”), OrbiMed Associates III, LP and Caduceus Private Investments III, LP (either, “OrbiMed”), Highland Capital Management, L.P. (“Highland”), Prospect Venture Partners III, L.P., OVP Venture Partners VI, L.P. and Enterprise Partners VI, LP and Genentech, Inc., together with their respective affiliates; provided, however, that Genentech, Inc. shall not be a Major Investor for the purposes of Sections 2 or 3 hereof.

“New Securities” means any shares of capital stock of the Company, including Common Stock and Preferred Stock, whether authorized or not, and rights, options, or warrants to purchase said shares of capital stock, and securities of any type whatsoever that are, or may become, convertible into capital stock; provided, however, that the term “New Securities” does not include (i) the issuance of Common Stock upon the conversion of any bonds, debentures, notes or other evidence of indebtedness, and any warrants shares or any other securities convertible into, exercisable for, or exchangeable for Common Stock, including Preferred Stock (collectively, “Convertible Securities”), outstanding as of the date hereof; (ii) the issuance of shares as approved by the Board (including at least three of the Preferred Directors) of Common Stock (or options to purchase shares of Common Stock) to employees, officers, directors or consultants of the Company under equity incentive plans, programs or agreements approved by the Board (not including the reissuance of shares repurchased by the Company from employees or consultants of the Company); (iii) the issuance of shares of Common Stock or Convertible Securities to lenders, financial institutions, equipment lessors, or real estate lessors to the Company in connection with commercial credit arrangements, equipment financings, commercial property leases or similar transactions approved by the Board; (iv) the issuance of shares of Common Stock or Convertible Securities pursuant to (A) the acquisition of another business by the Company by merger, purchase of substantially all of the assets or shares, or other reorganization whereby the Company or its shareholders own not less than a majority of the voting power of the surviving or successor business or (B) the acquisition of technology or other intellectual property by outright purchase or exclusive license, in each case, provided that such transaction is approved by the Board; (v) the issuance of shares of Common Stock in connection with a Qualified IPO; (vi) the issuance of shares of Common Stock or Convertible Securities in connection with strategic partnership transactions approved by the Board; (vii) the issuance of shares pursuant to stock splits, stock dividends or similar transactions; or (viii) securities issued pursuant to the Purchase Agreement.

“Other Stockholders” means persons other than Holders who, by virtue of agreements with the Company, are entitled to include their securities in certain registrations hereunder.

“Preferred Director” has the meaning set forth in the Restated Certificate.

“Pro Rata Portion” means the ratio that (x) the sum of the number of shares of the Company’s Common Stock held by an Investor immediately prior to the issuance of New Securities, assuming conversion of the Shares but excluding any other security of the Company exercisable for, or convertible into, Common Stock, bears to (y) the sum of the total number of shares of the Company’s Common Stock then outstanding, assuming conversion of the Shares but excluding any other security of the Company exercisable for, or convertible into, Common Stock then outstanding.

The terms “register”, “registered” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

“Qualified IPO” shall have the meaning set forth in the Restated Certificate.

“Registration Expenses” shall mean all expenses incurred by the Company in complying with Sections 1.3, 1.4, and 1.5 hereof, including, without limitation, all registration, qualification, listing and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, fees and disbursements of one counsel for all of the Holders registering securities in any given registration, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company), but shall not include Selling Expenses.

“Registrable Securities” shall mean (i) shares of Common Stock issued or issuable pursuant to the conversion of the Shares, (ii) shares of Series B Preferred Stock issued upon exercise of the SVB Warrant or the Gold Hill Warrant; provided, however, that such shares shall not be deemed Registrable Securities and the holders thereof shall not be deemed Holders for purposes of Sections 1.3, 2 and 3 of this Agreement; (iii) any Common Stock of the Company issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in clauses (i) and (ii) above; and (iv) solely for the purposes of Section 1.5, shares of Common Stock issued or issuable to the Founders and to Callida Genomics, Inc.; provided, however, that shares of Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, (B) transferred in a transaction pursuant to which the registration rights are not also assigned in accordance with Section 1.11 hereof, or (C) with respect to each Holder, all such shares held by such Holder become eligible for sale immediately under Rule 144 of the Securities Act (or any successor rule).

“Restricted Securities” shall mean the securities of the Company required to bear the legend set forth in Section 1.2 hereof.

“Rule 144” means Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

“Rule 145” means Rule 145 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Selling Expenses” shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders and all fees and disbursements of counsel for any Holder, other than the fees and disbursements of one counsel for all of the Holders registering securities in any given registration as provided in the definition of “Registration Expenses” above.

“Shares” means the Company’s Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock.

“SVB” shall mean Silicon Valley Bank, and when SVB transfers the SVB Warrant to SVB Financial Group, shall be the SVB Financial Group.

“SVB Warrant” shall mean the warrant issued to SVB in connection with the Loan and Security Agreement by and among the Company, SVB and Gold Hill, dated as of September 21, 2006.

1.2 Restrictions.

(a) Each Holder agrees not to make any disposition of all or any portion of the Registrable Securities unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 1.2 and by Section 1.14 hereof, provided and to the extent such Sections are then applicable, and (i) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement, or (ii) such Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and, if reasonably requested by the Company, such Holder shall have furnished the Company with an opinion of counsel or other evidence reasonably satisfactory to the Company, that such disposition will not require registration under the Securities Act. Notwithstanding the foregoing, no such registration statement or opinion of counsel shall be necessary for a transfer by a Holder which is (A) a partnership to its partners or retired partners in accordance with partnership interests, (B) a limited liability company to its members or former members in accordance with their interest in the limited liability company, (C) a corporation to its shareholders in accordance with their interests in the corporation, (D) to the Holder’s family member or trust for the benefit of an individual Holder, or (E) to any of its affiliates (including but not limited to an affiliated fund managed by the same manager or managing member or general partner or management company or by an entity controlling, controlled by, or under common control with such manager or managing member or general partner or management company, each an “Affiliated Entity”), provided in all cases enumerated in clauses (A) – (E) that the transferee is subject to the terms of this Section 1.2 and Section 1.14 as if such transferee were an original Holder hereunder. Each Holder consents to the Company making a notation on its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer established in this Section 1.2.

(b) Each certificate representing Registrable Securities shall be stamped or otherwise imprinted with legends substantially in the following forms (in addition to any legend required under applicable state securities laws or the Company’s charter documents):

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

“THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.”

(c) The Company shall promptly reissue unlegended certificates at the request of any Holder thereof if the Holder shall have obtained an opinion of counsel or other evidence reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be disposed of without registration, qualification, or legend.

1.3 Requested Registration.

(a) Request for Registration. If the Company shall receive from Initiating Holders a written request that the Company effect any registration, qualification, or compliance, the Company will:

(i) promptly deliver written notice of the proposed registration, qualification, or compliance to all other Holders; and

(ii) as soon as practicable, use its best efforts to effect such registration, qualification, or compliance (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws, and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request delivered to the Company within twenty (20) days after delivery of such written notice from the Company; provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification, or compliance pursuant to this Section 1.3:

(A) Prior to the earlier of: (i) three (3) years following the date of this Agreement, and (ii) six months following the effective date of an IPO;

(B) After the Company has effected two (2) such registrations pursuant to this Section 1.3, such registrations have been declared or ordered effective, and the securities offered pursuant to such registrations have been sold;

(C) During the period starting with the date sixty (60) days prior to the Company’s estimated date of filing of, and ending on a date one hundred and eighty (180) days after the effective date of, a registration initiated by the Company; provided that the Company (i) delivers notice of the Company’s intent to effect such registration to the Holders within thirty (30) days after the Company’s receipt of the request of the Initiating Holders and is actively employing in good faith all reasonable efforts to cause such registration statement to become effective and that the Company’s estimate of the date of filing such registration statement is made in good faith, and (ii) may not defer its registration obligations under Section 1.3 for more than an aggregate of Two Hundred Forty (240) days in any twelve (12) month period pursuant to this Section 1.3(a)(ii)(C) and/or Section 1.3(a)(ii)(E);

(D) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(E) If in the good faith judgment of the Board, such registration would be seriously detrimental to the Company and the Board concludes, as a result, that it is essential to defer the filing of such registration statement at such time, and the Company thereafter delivers to the Initiating Holders a certificate, signed by the President or Chief Executive Officer of the Company, stating that in the good faith judgment of the Board it would be seriously detrimental to the Company or its stockholders for a registration statement to be filed in the near future, then the Company’s obligation to use its best efforts to register, qualify, or comply under this Section 1.3 shall be deferred for a period, not to exceed sixty (60) days from the delivery of the written request from the Initiating Holders, during which such filing would be seriously detrimental; provided, however, that the Company (i) may not utilize this right more than twice in any twelve (12) month period, and (ii) may not defer its registration obligations under Section 1.3 for more than an aggregate of Two Hundred Forty (240) days in any twelve (12) month period pursuant to this Section 1.3(a)(ii)(E) and/or Section 1.3(a)(ii)(C);

(F) If the Initiating Holders do not request that such offering be firmly underwritten by underwriters selected by the Initiating Holders (subject to the consent of the Company, which consent will not be unreasonably withheld or delayed); or

(G) If the Initiating Holders propose to dispose of shares of Registrable Securities which may be immediately registered on Form S-3 pursuant to a request made under Section 1.4 hereof.

Subject to the foregoing clauses (A) through (G), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the Initiating Holders. The registration statement filed pursuant to the request of the Initiating Holders may, subject to the provisions of Sections 1.3(c) hereof, include other securities of the Company with respect to which registration rights have been granted, and may include securities being sold for the account of the Company. For the avoidance of doubt, the Company may utilize its right to defer registration under Section 1.3(a)(ii)(E) in two consecutive sixty (60) day periods in any twelve (12) month period to defer a requested registration for up to one hundred twenty (120) days (subject to the limitation in Section 1.3(a)(ii)(E)(ii)).

(b) Underwriting. If the Initiating Holders request that such offering be firmly underwritten by underwriters selected by the Initiating Holders (subject to the consent of the Company, which consent will not be unreasonably withheld), the right of any Holder to registration pursuant to this Section 1.3 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. A Holder may elect to include in such underwriting all or a part of the Registrable Securities held by such Holder.

(c) Procedures. The Initiating Holders shall, on behalf of all Holders, offer to include such securities in the underwriting and may condition such offer on their acceptance of the applicable provisions of this Section 1 (including without limitation

Section 1.14). The Company shall (together with all Holders or other persons proposing to distribute their securities through such underwriting) enter into and perform its obligations under an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Initiating Holders holding a majority of the then outstanding shares held by all Initiating Holders (which managing underwriter shall be reasonably acceptable to the Company). Notwithstanding any other provision of this Agreement, if the managing underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, the number of shares to be included in the underwriting or registration shall be allocated among all participating Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each participating Holder. In no event shall any Registrable Securities be excluded from such underwriting unless all other securities are first excluded from such offering. If any person who has requested inclusion in such registration as provided above disapproves of the terms of the underwriting, such person shall be excluded therefrom by written notice delivered by the Company or the managing underwriter. Any Registrable Securities and/or other securities so excluded or withdrawn shall also be withdrawn from registration.

1.4 Registration on Form S-3.

(a) Qualification on Form S-3. After the IPO, the Company shall use its best efforts to qualify for registration on Form S-3 or any comparable or successor form. To that end the Company shall register (whether or not required by law to do so) its Common Stock under the Exchange Act in accordance with the provisions of the Exchange Act following the effective date of the first registration of any securities of the Company on Form S-1 or any comparable or successor form or forms.

(b) Request for Registration on Form S-3. After the Company has qualified for the use of Form S-3, if the Company shall receive from Form S-3 Initiating Holders a written request that the Company effect a registration on Form S-3 the Company will:

(i) promptly deliver written notice of the proposed registration to all other Holders; and

(ii) as soon as practicable, use its best efforts to effect such registration, qualification, or compliance (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws, and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request delivered to the Company within twenty (20) days after delivery of such written notice from the Company; provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification, or compliance pursuant to this Section 1.4:

(A) After the fifth anniversary of an IPO;

(B) After the Company has effected two (2) such registrations pursuant to this Section 1.4 during any twelve (12) month period, such registrations have been declared or ordered effective and the securities offered pursuant to such registrations have been sold;

(C) During the period starting with the date sixty (60) days prior to the Company’s estimated date of filing of, and ending on a date one hundred and eighty (180) days after the effective date of, a registration initiated by the Company; provided that the Company (i) delivers notice of the Company’s intent to effect such registration to the Holders within thirty (30) days after the Company’s receipt of the request of the Form S-3 Initiating Holders and is actively employing in good faith all reasonable efforts to cause such registration statement to become effective and that the Company’s estimate of the date of filing such registration statement is made in good faith, and (ii) may not defer its registration obligations under Section 1.4 for more than an aggregate of Two Hundred Forty (240) days in any twelve (12) month period pursuant to this Section 1.4(b)(ii)(C) and/or Section 1.4(b)(ii)(E);

(D) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification, or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(E) If in the good faith judgment of the Board, such registration would be seriously detrimental to the Company and the Board concludes, as a result, that it is essential to defer the filing of such registration statement at such time, and the Company thereafter delivers to the Form S-3 Initiating Holders a certificate, signed by the President or Chief Executive Officer of the Company, stating that in the good faith judgment of the Board it would be seriously detrimental to the Company or its stockholders for a registration statement to be filed in the near future, then the Company’s obligation to use its best efforts to register, qualify, or comply under this Section 1.4 shall be deferred, for a period not to exceed sixty (60) days from the date of delivery of the written request from the Form S-3 Initiating Holders, during which such filing would be seriously detrimental; provided, however, that the Company (i) may not utilize this right more than twice in any twelve (12) month period, and (ii) may not defer its registration obligations under Section 1.4 for more than an aggregate of Two Hundred Forty (240) days in any twelve (12) month period pursuant to this Section 1.4(b)(ii)(E) and/or Section 1.4(b)(ii)(C). For the avoidance of doubt, the Company may utilize its right to defer registration under Section 1.4(a)(ii)(E) in two consecutive sixty (60) day periods in any twelve (12) month period to defer a requested registration for up to one hundred twenty (120) days (subject to the limitation in Section 1.4(a)(ii)(E)(ii)).

(c) Underwriting; Procedure. If a registration requested under this Section 1.4 is for an underwritten offering, the provisions of Sections 1.3(b) and 1.3(c) shall apply to such registration. Registrations effected pursuant to this Section 1.4 shall not be counted as demands for registration(s) effected pursuant to Sections 1.3 or 1.5, respectively.

1.5 Company Registration.

(a) Notice of Registration. If the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders other than (A) a registration pursuant to Sections 1.3 or 1.4 hereof, (B) a registration relating solely to employee benefit plans, (C) a registration relating solely to a Rule 145 transaction, or (D) a registration on any registration form that does not permit secondary sales, the Company will:

(i) promptly deliver to each Holder written notice thereof; and

(ii) use its best efforts to include in such registration (and any related qualification under blue sky laws or other compliance), except as set forth in Section 1.5(b) below, and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests made by any Holder and delivered to the Company within twenty (20) days after the written notice is delivered by the Company. Such written request may include all or a portion of a Holder’s Registrable Securities.

(b) Underwriting; Procedures. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 1.5(a)(i). In such event, the right of any Holder to registration pursuant to this Section 1.5 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into and perform their obligations under an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 1.5, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may (subject to the limitations set forth below) exclude Registrable Securities from, or limit the number of Registrable Securities to be included in, the registration and underwriting. The Company shall so advise all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated as set forth in Section 1.13. If any person who has requested inclusion in such registration as provided above disapproves of the terms of the underwriting, such person shall be excluded therefrom by written notice delivered by the Company or the managing underwriter. Any Registrable Securities and/or other securities so excluded or withdrawn shall also be withdrawn from registration.

(c) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 1.5 prior to the effectiveness of such registration, whether or not any Holder has elected to include securities in such registration.

1.6 Registration Procedures. In the case of each registration, qualification, or compliance effected by the Company pursuant to this Section 1, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification, and compliance and as to the completion thereof and, at its expense, the Company will use its best efforts to:

(a) Prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for at least one hundred eighty (180) days or until the distribution described in the registration statement has been completed, whichever occurs first; provided, however, that (i) such 180-day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of common stock or other securities of the Company, and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 180-day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (A) includes any prospectus required by Section 10(a)(3) of the Securities Act or (B) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (A) and (B) above shall be contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act in the registration statement;

(b) Furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus, and such other documents as they may reasonably request in order to facilitate the public offering of such securities;

(c) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statements as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

(d) Notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchaser of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

(e) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

(f) Cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed;

(g) Provide a transfer agent and registrar for all Registrable Securities and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

(h) Use its best efforts to furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter, dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities (to the extent the then-applicable standards of professional conduct permit said letter to be addressed to the Holders);

(i) In connection with any underwritten offering pursuant to a registration statement filed pursuant to this Agreement, enter into and perform an underwriting agreement in form reasonably necessary to effect the offer and sale of Registrable Securities, provided such underwriting agreement contains reasonable and customary provisions, and provided further that each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement; and

(j) Make available for inspection by any underwriter participating in any disposition pursuant to such registration statement, and any attorney or accountant retained by any such underwriter (collectively, the “Inspectors”), all pertinent records and documents of the Company (collectively, the “Records”) as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibility, and cause the Company’s officers, directors, and employees to use good faith to supply such information as is reasonably requested by any such Inspector to meet such responsibilities. Records which the Company determines, in good faith, to be confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction. The relevant Inspector will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company’s expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential.

1.7 Information by Holder. The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them, and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification, or compliance referred to in this Section 1, and the refusal to furnish such information by any Holder or Holder shall relieve the Company of its obligations in this Section 1 with respect to such Holder or Holders. Furthermore, the Company shall have no obligation with respect to any registration requested pursuant to Section 1.3 or Section 1.4 of this Agreement if, as a result of the application of the preceding sentence, the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company’s obligation to initiate such registration as specified in the definition of “Initiating Holders” or “Form S-3 Initiating Holders,” whichever is applicable.

1.8 Indemnification.

(a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, each of its officers, directors, members, partners, legal counsel, and accountants, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification, or compliance has been effected pursuant to this Section 1, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages, or liabilities (or actions, proceedings, or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained or incorporated by reference in any registration statement, prospectus, offering circular, or other document (including any related registration statement, notification, or the like), or any amendment or supplement thereto, incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation (or alleged violation) by the Company of the Securities Act or Exchange Act, or any applicable state securities law, or any rule or regulation promulgated thereunder applicable to the Company in connection with any such registration, qualification, or compliance, and the Company will reimburse each such Holder, each of its officers, directors, members, partners, legal counsel, and accountants, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing, defending, or settling any such claim, loss, damage, liability, or action, as such expenses are incurred, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability, or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by such Holder, controlling person, or underwriter and stated to be specifically for use therein. It is agreed that the indemnity agreement contained in this Section 1.8 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld or delayed).

(b) To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification, or compliance is being effected, indemnify the Company, each of its directors, officers, partners, legal counsel, and accountants, and each underwriter, if any, of the Company’s securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder, each of their officers, directors, members and partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages, and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained or incorporated by reference in any such registration statement, prospectus, offering circular, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Holders, directors, officers, members, partners, legal counsel, and accountants, persons, underwriters, or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, as such expenses are incurred, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein, provided, however, that the obligations of such Holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld or delayed); and provided that that in no event shall any indemnity under this Section 1.8 (when combined with any contribution under Section 1.8(d)) exceed the net proceeds received by such Holder in such offering.

(c) Each party entitled to indemnification under this Section 1.8 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party’s expense, provided further, however, that an Indemnified Party (together with all other Indemnified Parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding; and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 1 unless (and only to the extent) the failure to give such notice is materially prejudicial to an Indemnifying Party’s ability to defend such action. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

(d) If the indemnification provided for in this Section 1.8 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any claim, loss, damage, liability, or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such claim, loss, damage, liability, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified party on the other in connection with the statements or omissions that resulted in such claim, loss, damage, liability, or expense, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact related to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 1.8 were based solely upon the number of entities from whom contribution was requested or by any other method of allocation which does not take account of the equitable considerations referred to above. In no event shall any contribution by a Holder under this Section 1.8 (when combined with any indemnification under Section 1.8(b)) exceed the net proceeds received by such Holder in such offering.

(e) The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages, and liabilities referred to above in this Section 1.8 shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim, subject to the provisions of Section 1.8(c). No person guilty of fraudulent misrepresentation (within the meaning of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(f) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(g) The obligations of the Company and Holders under this Section 1.8 shall survive the completion of any offering of Registrable Securities in a registration statement.

1.9 Expenses of Registration. All Registration Expenses shall be borne by the Company; provided, however, that if the Holders bear the Registration Expenses for any registration proceeding begun pursuant to Section 1.3 and subsequently withdrawn by the Holders registering shares therein, such registration proceeding shall not be counted as a requested registration pursuant to Section 1.3. Furthermore, in the event that a withdrawal by the Holders is based upon material adverse information relating to the Company that is different from the information known or reasonably available (upon request from the Company or otherwise) to the Holders requesting registration at the time of their request for registration under Section 1.3, such registration proceeding shall not be counted as a requested registration pursuant to Section 1.3, even though the Holders do not bear the Registration Expenses for such registration. All Selling Expenses relating to securities registered on behalf of the Holders shall be borne by the holders of the registered securities included in such registration pro rata on the basis of the number of shares so registered.

1.10 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration after such time as a public market exists for the Common Stock of the Company, the Company agrees to use its best efforts to:

(a) Make and keep public information available, as those terms are understood and defined in Rule 144, at all times after the effective date that the Company becomes subject to the reporting requirements of the Securities Act or the Exchange Act;

(b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

(c) So long as a Holder owns any Restricted Securities, to furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of any other reporting requirements of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

(d) Take such action, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective.

1.11 Transfer of Registration Rights. The rights to cause the Company to register securities granted to any party hereto under Section 1 may be assigned by a Holder only to a transferee or assignee of the lesser of (i) all of such Holder’s Registrable Securities and (ii) Two Million Five Hundred Thousand (2,500,000) shares of Registrable Securities (as appropriately adjusted for stock splits and the like) or, with respect to Registrable Securities that are Series C Preferred Stock or Series D Preferred Stock or shares of Common Stock issuable upon conversion of Series C Preferred Stock or Series D Preferred Stock, Five Hundred Thousand (500,000) shares (as appropriately adjusted for stock splits and the like), provided that the Company is given written notice at the time of or promptly after said assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are being assigned, and, provided further, that the assignee of such rights agree in writing to be bound by the terms and conditions of this Agreement. Notwithstanding the foregoing, no such minimum share assignment requirement shall be necessary for an assignment by a Holder which is (A) a partnership to its partners or retired partners in accordance with partnership interests, (B) a limited liability company to its members or former members in accordance with their interest in the limited liability company, (C) a corporation to its shareholders in accordance with their interests in the corporation, (D) to the Holder’s family member or trust for the benefit of an individual Holder, or (E) to any Affiliated Entity.

1.12 Limitations on Subsequent Registration Rights. From and after the date hereof, the Company shall not, without the prior written consent of Holders who in the aggregate hold more than sixty percent (60%) of the Common Stock then issued or issuable upon conversion of the Shares, enter into any agreement granting any holder or prospective holder of any securities of the Company registration rights the terms of which are more favorable than the registration rights granted to holders of Shares hereunder.

1.13 Procedure for Underwriter Cutbacks. In any circumstance in which all of the Registrable Securities and other shares of Common Stock of the Company with registration rights that have not been expressly subordinated to the rights under this Agreement (the “Other Shares”) requested to be included in a registration pursuant to Section 1.5 on behalf of Holders or Other Stockholders cannot be so included as a result of limitations of the aggregate number of shares of Registrable Securities and Other Shares that may be so included, the number of shares of Registrable Securities and Other Shares that may be so included shall be allocated among the Holders and Other Stockholders requesting inclusion of shares pro rata based upon the total number of Registrable Securities or Other Shares held by such Holders and Other Stockholders, respectively; provided, however, that such allocation shall not operate to reduce the aggregate number of Registrable Securities or Other Shares to be included in such registration if any Holder or Other Stockholder does not request inclusion of the maximum number of shares of Registrable Securities or Other Shares allocated to such Holder or Other Stockholder pursuant to the above-described procedure, in which case the remaining portion of his allocation shall be reallocated among those requesting Holders and Other Stockholders whose allocations did not satisfy their requests pro rata on the basis of total number of shares of Registrable Securities and Other Shares held by such Holders and Other Stockholders, and this procedure shall be repeated until all shares of Registrable Securities and Other Shares which may be included in the registration on behalf of the Holders and Other Stockholders have been so allocated. The Company shall not limit the number of shares of Registrable Securities to be included in a registration pursuant to Section 1.5 in order to include shares of stock issued to founders of the Company or to employees, officers, directors, or consultants pursuant to the Company’s equity incentive plans, or to otherwise hold shares of any other stockholder that are not Other Shares. Notwithstanding the foregoing, the number of shares of Registrable Securities included in a registration pursuant to Section 1.5 of this Agreement shall not be reduced below twenty five percent (25%) of the securities included in such registration unless such offering is the Qualified IPO.

1.14 Standoff Agreement. Each Holder agrees in connection with the Company’s IPO that, upon request of the underwriters managing such IPO, not to sell, make any short sale of, loan, pledge or otherwise hypothecate or encumber, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days from the effective date of such registration (or such longer period, not to exceed 18 days after the expiration of the 180-day period, as the underwriters or the Company shall request in order to facilitate compliance with NASD Rule 2711)) as may be requested by such managing underwriters, provided that all directors, officers and holders of two percent (2%) or more of the Company’s outstanding capital stock are similarly bound. The Company agrees not to (and shall not permit the underwriter to) release any other stockholder from any lock up agreement or covenant unless the Holders are also released on a proportionate basis relative to their respective ownership of securities. The obligations described in this Section 1.14 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a transaction on Form S-4 or similar forms that may be promulgated in the future.

1.15 Termination of Rights. The rights of any particular Holder to cause the Company to register securities under Sections 1.3, 1.4, and 1.5 shall terminate with respect to such Holder upon the earlier to occur of (i) the five (5) year anniversary of the effective date of the IPO or (ii) when all Registrable Securities held by such Holder may be sold immediately pursuant to Rule 144.

2. Right of First Refusal.

2.1 Right of First Refusal.

(a) Right of First Refusal. Subject to the terms and conditions contained in this Section 2.1, the Company hereby grants to each Major Investor the right of first refusal to purchase their Pro Rata Portion of any New Securities which the Company may, from time to time, propose to issue and sell, provided, however, with respect to each Major Investor, that such Major Investor continues to hold any Shares or Common Stock issued upon conversion thereof.

(b) Notice of Right. In the event the Company proposes to undertake an issuance of New Securities, it shall give each Major Investor written notice of its intention, describing the type of New Securities and the price and terms upon which the Company proposes to issue the same. Each Major Investor shall have twenty (20) days from the date of delivery of any such notice to agree to purchase up to such Major Investor’s Pro Rata Portion of such New Securities, for the price and upon the terms specified in the notice, by delivering written notice to the Company and stating therein the quantity of New Securities to be purchased.

(c) Right of Over-Allotment. In the event that the Major Investors fail to fully exercise the right of first refusal within such twenty- (20-) day period, each Major Investor fully exercising its right of first refusal shall be offered the right to purchase up to the remaining portion that the Major Investors failed to exercise (the “Over-Allotment Shares”); provided, that if the Major Investors with such over-allotment right exercise such right for an aggregate number in excess of such Over-Allotment Shares, the Over-Allotment Shares shall be allocated among them in accordance with their respective Pro Rata Portions (or in such other manner as such electing Major Investors agree). The Company will promptly notify those Major Investors fully exercising their rights of first refusal, in writing, of the availability of Over-Allotment Shares, and each of the fully-exercising Major Investors shall have ten (10) days from the date of receipt of any such notice to agree to purchase up to such Over-Allotment Shares (subject to the proviso in the preceding sentence).

(d) Lapse and Reinstatement of Right. The Company shall have sixty (60) days following the twenty- (20-) day period described in Section 2.1(b) and the additional ten- (10-) day period described in Section 2.1(c) to sell or enter into an agreement (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within thirty (30) days from the date of said agreement) to sell the New Securities with respect to which the Major Investors’ right of first refusal was not exercised, at a price and upon terms no more favorable to the purchasers of such securities than specified in the Company’s notice. In the event the Company has not sold the New Securities or entered into an agreement to sell the New Securities within said sixty- (60-) day period (or sold and issued New Securities in accordance with the foregoing within thirty (30) days from the date of said agreement), the Company shall not thereafter issue or sell any New Securities without first offering such securities to the Major Investors in the manner provided above.

2.2 Assignment of Right of First Refusal. The right of first refusal granted hereunder may not be assigned or transferred, except that: (i) such right is assignable by each Major Investor to one or more Affiliated Entities, or to any wholly-owned subsidiary or parent of, or to any corporation or entity that is, within the meaning of the Securities Act, controlling, controlled by, or under common control with, any such Investor; and (ii) such right is assignable between and among any Major Investors.

2.3 Termination of Right of First Refusal. The right of first refusal granted under Section 2.1 of this Agreement shall expire upon the earlier of, and shall not be applicable to, (i) a Qualified IPO, or (ii) a Liquidation (as defined in the Restated Certificate).

3. Affirmative Covenants of the Company. The Company hereby covenants and agrees, so long as any Major Investor holds Registrable Securities, as follows:

3.1 Financial Information. The Company will furnish to such Major Investor the following reports:

(a) As soon as practicable after the end of each fiscal year, and in any event within one hundred twenty (120) days thereafter (or such longer period as is approved by the Board, including each of the Preferred Directors), audited consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of such fiscal year, and consolidated statements of income and cash flows of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles consistently applied and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and certified by independent public accountants of national standing selected by the Company;

(b) As soon as practicable, but in any event within forty-five (45) days after the end of each quarter of each fiscal year of the Company, unaudited consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of such quarterly period, and consolidated statements of income and cash flows of the Company and its subsidiaries, if any, for such quarterly period, prepared in accordance with generally accepted accounting principles consistently applied and setting forth in each case in comparative form the figures for the corresponding quarterly periods of the previous fiscal year and the figures projected by the Company’s annual budget, subject to changes resulting from normal year-end audit adjustments, all in reasonable detail and certified by the principal financial or accounting officer of the Company, except such financial statements need not contain the notes required by generally accepted accounting principles;

(c) As soon as practicable after the end of each calendar month, and in any event within thirty (30) days thereafter, consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of each calendar month setting forth in comparative form the results projected by the Company’s annual budget, and consolidated statements of income and cash flow for such period and for the current fiscal year to date;

(d) As soon as practicable after the end of each fiscal quarter, a statement showing the number of shares of each class and series of capital stock and securities convertible into or exercisable for shares of capital stock outstanding at the end of the quarterly period, and the number of common shares issuable upon conversion or exercise of any outstanding securities convertible or exercisable for common shares and the exchange ratio or exercise price applicable thereto, all in sufficient detail as to permit the Major Investor to calculate its percentage equity ownership in the Company.

3.2 Operating Plan and Budget. As soon as practicable upon approval or adoption by the Board, and in any event at least thirty (30) days prior to the end of each fiscal year, the Company will furnish the Major Investors with the Company’s budget and operating plan (including projected balance sheets and profit and loss and cash flow statements, forecasts of revenues, expenses, significant projected milestones and projected cash position on a month-to-month basis) for the upcoming fiscal year.

3.3 Inspection. The Company shall permit each Major Investor, at such Major Investor’s expense and upon reasonable notice given to the Company to visit and inspect the Company’s properties, to examine its books of account and other records (and make copies and take extracts therefrom), and to discuss the Company’s affairs, finances and accounts with its officers, all at such reasonable times as may be requested by such Major Investor.

3.4 Stock Vesting. All stock and stock options issued to employees, directors, consultants and other service providers after the date of this Agreement will be subject to vesting at a rate of 25% one year after the vesting commencement date, with monthly vesting thereafter for the next thirty six (36) months, unless otherwise approved by the Board. Each agreement pursuant to which such stock or stock option is issued or granted shall include a repurchase option such that, upon termination of the employee, director, consultant or other service provider, as the case may be, whether such termination be with or without cause, the Company or its assignee (to the extent permissible under applicable securities laws) retains the option to repurchase any unvested shares held by such employee, director, consultant or other service provider at the price such employee, director, consultant or other service provider paid for the shares.

3.5 Key Man Life Insurance. The Company shall, as soon as practicable, secure a “key person” term life insurance policy from a financially sound and reputable insurer which names the Company as sole beneficiary, on such executives and on such terms, as are reasonably acceptable to the Board.

3.6 Directors’ & Officers’ Liability. The Company shall purchase, within 30 days of the date of this Agreement, and maintain a policy or policies of directors’ and officers’ liability insurance (“D&O Insurance”) on terms and conditions reasonably acceptable to the Company and the Holders who in the aggregate hold more than sixty percent (60%) of the Common Stock then issued or issuable upon conversion of the Shares. The Company shall keep such D&O Insurance in place so long as any of the Major Investors’ designees serve on the Board. In addition, the Company’s Certificate of Incorporation and Bylaws shall provide for (a) elimination of the liability of directors to the maximum extent permitted by law and (b) indemnification of directors for acts on behalf of the Company to the maximum extent permitted by law.

3.7 Board Committees. The Audit and Compensation Committees of the Board shall be composed of non-management directors. The Audit Committee shall include at least one Series A Director, the Series C Director and one Series D Director (each, as defined in the Restated Certificate), and the Compensation Committee shall include at least one Series A Director, the Series B Director, the Series C Director and one Series D Director (as defined in the Restated Certificate). The Compensation Committee shall be responsible for reviewing and approving all option grants.

3.8 Actions Requiring Board Approval. So long as shares of Preferred Stock remain outstanding, the Company will not, without the approval of the Board (and without complying with any other approval required by the Company’s certificate of incorporation, if any):

(a) make any loan or advance to, or own any stock or other securities of, any subsidiary or other corporation, partnership, or other entity unless it is wholly-owned by the Company;

(b) make any loan or advance to any person, including any employee or director, except advances and similar expenditures in the ordinary course of business or under the terms of a employee stock or option plan approved by the Board;

(c) guarantee any indebtedness except for trade accounts of the Company or any subsidiary arising in the ordinary course of business;

(d) make any investment other than investments pursuant to a Board-approved investment policy, including in prime commercial paper, money market funds, certificates of deposit in any United States bank having a net worth in excess of $100,000,000 or obligations issued or guaranteed by the United States of America, in each case having a maturity not in excess of two years;

(e) incur any aggregate indebtedness in excess of $500,000 that is not already included in a Board-approved budget, other than trade credit incurred in the ordinary course of business;

(f) enter into or be a party to any transaction with any director, officer or employee of the Company or any “associate” (as defined in Rule 12b-2 promulgated under the Exchange Act) of any such person except compensation paid in the ordinary course of business or transactions resulting in payments to or by the Company in an amount less than $60,000 per year;

(g) hire, fire or change the compensation of the executive officers, including approving any equity incentive compensation or any severance or change of control arrangements;

(h) change the principal business of the Company, enter new lines of business or exit the current line of business; or

(i) sell, transfer, license, pledge or encumber technology or intellectual property, other than licenses granted in the ordinary course of business.

3.9 Debt Offerings. If the Company elects to raise capital through a debt offering, including the issuance of bonds or establishment of a loan, the Company shall provide written notice to Highland of the Company’s decision to raise capital in this manner and Highland shall have thirty (30) days from delivery of such notice to elect to provide financing for the Company; provided, however, that the financing shall be on terms acceptable to the Company in the Company’s sole discretion.

3.10 Actions Requiring a Waiver of the Preferred. So long as shares of Preferred Stock remain outstanding, unless waived by the holders of at least sixty percent (60%) of the then outstanding Preferred Stock, the Company will:

(a) maintain its corporate existence and good standing;

(b) pay all taxes when due, including withholding taxes, except for such taxes being contested in good faith by appropriate proceedings;

(c) promptly provide each Major Investor with written notice of any claim made or threatened in writing by any third party with potential liability in excess of $250,000; and

(d) maintain commercially reasonable general liability, casualty and product liability insurance.

3.11 Company Confidential Information. Notwithstanding anything to the contrary in this Section 3, no Holder by reason of this Agreement shall have access to any trade secrets or classified information of the Company. Each Holder agrees to hold in confidence and trust and not to misuse or disclose any confidential information provided pursuant to this Section 3. The Company shall not be required to comply with this Section 3 in respect of any Holder whom the Company reasonably determines to be a competitor or an officer, employee, director, or greater than ten percent (10%) stockholder of a competitor. Notwithstanding the foregoing, no information which is confidential or proprietary in nature shall be disclosed to Genentech, Inc. (“Genentech”) pursuant to this Agreement. Any confidential or proprietary information disclosed to Genentech shall be disclosed pursuant to a separate confidential disclosure agreement signed by the Company and Genentech.

3.12 Observer Rights.

(a) Until August 10, 2010, provided Essex or its affiliate continues to hold shares of Series D Preferred, the Company shall allow one individual designated by Essex or its affiliate to attend all meetings of its Board in a nonvoting observer capacity (the “Essex Representative”), and, in connection therewith, shall give the Essex Representative copies of all notices, minutes, consents and other materials that it provides to its directors at the same time and in the same manner as provided to such directors. The Essex Representative shall agree to hold in confidence and trust and to act in a fiduciary manner with respect to all such materials and all information it obtains at each such meeting and the Company reserves the right to withhold any materials and information and to exclude the Essex Representative from any meeting or portion thereof if the Company or the Board believes that such withholding or exclusion is reasonably necessary (i) to preserve the attorney-client privilege, (ii) to protect highly confidential and proprietary information, (iii) to preserve any fiduciary obligations of the Board, (iv) to prevent any conflict of interest, (v) to protect information regarding potential or actual strategic investments or partnerships with a commercial entity or (vi) for other similar reasons. The Company shall not be required to comply with the provisions of this Section 3.12(a) if Essex or the Essex Representative becomes a holder of more than five percent (5%) of the outstanding securities of a competitor of the Company or if the Essex Representative becomes an officer, employee or director of a competitor of the Company.

(b) As long as OrbiMed or its affiliate continues to hold at least fifty percent (50%) of the Series D Preferred issued by the Company to OrbiMed pursuant to the Series D Agreement, the Company shall allow one individual designated by OrbiMed or its affiliate to attend all meetings of its Board in a nonvoting observer capacity (the “OrbiMed Representative”), and, in connection therewith, shall give the OrbiMed Representative copies of all notices, minutes, consents and other materials that it provides to its directors at the same time and in the same manner as provided to such directors. The OrbiMed Representative shall agree to hold in confidence and trust and to act in a fiduciary manner with respect to all such materials and all information it obtains at each such meeting and the Company reserves the right to withhold any materials and information and to exclude the OrbiMed Representative from any meeting or portion thereof if the Company or the Board believes that such withholding or exclusion is reasonably necessary (i) to preserve the attorney-client privilege, (ii) to protect highly confidential and proprietary information, (iii) to preserve any fiduciary obligations of the Board, (iv) to prevent any conflict of interest, (v) to protect information regarding potential or actual strategic investments or partnerships with a commercial entity or (vi) for other similar reasons. The Company shall not be required to comply with the provisions of this Section 3.12(b) if OrbiMed or the OrbiMed Representative becomes a holder of more than five percent (5%) of the outstanding securities of a competitor of the Company or if the OrbiMed Representative becomes an officer, employee or director of a competitor of the Company.

(c) As long as Highland continues to hold at least fifty percent (50%) of the Series C Preferred held by Highland at the Closing (as defined in the Series D Agreement), the Company shall allow one individual designated by Highland to attend all meetings of its Board in a nonvoting observer capacity (the “Highland Representative”), and, in connection therewith, shall give the Highland Representative copies of all notices, minutes, consents and other materials that it provides to its directors at the same time and in the same manner as provided to such directors. The Highland Representative shall agree to hold in confidence and trust and to act in a fiduciary manner with respect to all such materials and all information it obtains at each such meeting and the Company reserves the right to withhold any materials and information and to exclude the Highland Representative from any meeting or portion thereof if the Company or the Board believes that such withholding or exclusion is reasonably necessary (i) to preserve the attorney-client privilege, (ii) to protect highly confidential and proprietary information, (iii) to preserve any fiduciary obligations of the Board, (iv) to prevent any conflict of interest, (v) to protect information regarding potential or actual strategic investments or partnerships with a commercial entity or (vi) for other similar reasons. The Company shall not be required to comply with the provisions of this Section 3.12(c) if Highland or the Highland Representative becomes a holder of more than five percent (5%) of the outstanding securities of a competitor of the Company or if the Highland Representative becomes an officer, employee or director of a competitor of the Company.

3.13 Termination of Covenants. The covenants set forth in this Section 3 shall terminate and be of no further force or effect after the earlier of (i) the date on which the Company is required to file reports with the Commission pursuant to Section 13 or 15(d) of the Exchange Act and (ii) the occurrence of any of the events specified in Section 2.3 hereof; provided, that the covenants set forth in Section 3.6 shall not terminate so long as any Major Investor’s designee serves on the Board.

4. Acknowledgement. The Company hereby acknowledges that one (1) or more of the directors nominated to serve on the Board by the Investors (each, a “Fund Director”) may have certain rights to indemnification, advancement of expenses and/or insurance provided by one or more of the Investors and certain of their affiliates (collectively, the “Fund Indemnitors”). The Company hereby agrees (a) that it is the indemnitor of first resort (that is, its obligations to any such Fund Director are primary and any obligation of the Fund Indemnitors to advance expenses or to provide indemnification for the same expenses or liabilities incurred by such Fund Director are secondary), (b) that it shall be required to advance the full amount of expenses incurred by such Fund Director and shall be liable for the full amount of all expenses, judgments, penalties, fines and amounts paid in settlement by or on behalf of any such Fund Director to the extent legally permitted and as required by the Restated Certificate or Bylaws of the Company (or any agreement between the Company and such Fund Director), without regard to any rights such Fund Director may have against the Fund Indemnitors, and (c) that it irrevocably waives, relinquishes and releases the Fund Indemnitors from any and all claims against the Fund Indemnitors for contribution, subrogation or any other recovery of any kind in respect thereof. The Company further agrees that no advancement or payment by the Fund Indemnitors on behalf of any such Fund Director with respect to any claim for which such Fund Director has sought indemnification from the Company shall affect the foregoing and the Fund Indemnitors shall have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery of such Fund Director against the Company.

5. Miscellaneous.

5.1 Governing Law. This Agreement shall be governed in all respects by the laws of the State of California without regard to choice of laws or conflict of laws provisions thereof.

5.2 Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided by this Agreement.

5.3 Entire Agreement. This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof. Subject to the provisions of Section 5.10 below, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought, unless otherwise provided.

5.4 Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered mail, certified mail (return receipt requested) or by internationally recognized express courier (e.g., Federal Express), postage prepaid, or sent by fax or otherwise delivered by hand or by messenger addressed:

(a) If to an Investor, at the Investor’s address or fax number set forth beneath such Investor’s signature hereto, or at such other address as such Investor shall have furnished to the Company;

(b) If to the Company, one copy should be sent to its address or fax number of record and addressed to the attention of the President, or at such other address or fax number as the Company shall have furnished to the parties hereto, with copies to Alan C. Mendelson and Greg Chin, Latham & Watkins LLP, 140 Scott Drive, Menlo Park, California 94025, (fax) 650-463-2600; and

(c) Each such notice shall for all purposes of this Agreement be treated as effective or having been given on the earliest to occur of the following:

(i) The date of personal delivery or delivery by messenger;

(ii) One (1) business day after transmission by fax, with confirmation of transmission;

(iii) One (1) business day after deposit with an internationally recognized express courier for United States deliveries, or three (3) business days after such deposit for deliveries outside of the United States; or

(iv) Three (3) business days after deposit in a regularly maintained receptacle for the deposit of the United Stated mail be registered or certified mail (return receipt requested) for United States deliveries.

5.5 Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to any Holder upon any breach or default of the Company under this Agreement shall impair any such right, power, or remedy of such party, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent, or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing or as provided in this Agreement. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

5.6 Dispute Resolution Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney’s fees, costs, and disbursements in addition to any other relief to which such party may be entitled.

5.7 Counterparts. This Agreement may be executed in any number of counterparts and signatures may be delivered by facsimile, each of which may be executed by less than all parties, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

5.8 Severability. If any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable, or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Agreement and the balance of this Agreement shall be enforceable in accordance with its terms.

5.9 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

5.10 Amendment and Waiver. Any provision of this Agreement may be amended or waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and a Holder or Holders holding, in the aggregate, more than sixty percent (60%) of the outstanding shares of Common Stock issued or issuable pursuant to conversion of the Shares. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder and the Company; provided, however, that any amendment that would materially and adversely affect the rights of, or impose additional material obligations on, any Holder or groups of Holders in a manner different than the other Holders shall not be effective against such affected Holder without the written consent of such Holder. In addition, except as provided in Section 1.14 above, the Company may waive performance of any obligation owing to it, as to some or all of the Holders, or agree to accept alternatives to such performance, without obtaining the consent of any Holder. Notwithstanding anything to the contrary herein, if the Company shall issue additional shares of Series D Preferred pursuant to the Purchase Agreement, any purchaser of such shares of Series D Preferred may become a party to this Agreement by delivering an executed counterpart signature page to the Company and such purchaser shall be deemed an “Investor” hereunder, all without the requirement of any consent from any party hereunder or amendment or waiver hereof.

5.11 Effect of Amendment or Waiver. The Holders and their successors and assigns acknowledge that by the operation of Section 5.10 hereof Holders holding more than sixty percent (60%) of the outstanding shares of Common Stock issued or issuable pursuant to conversion of the Shares, acting in conjunction with the Company, will have the right and power to diminish or eliminate any or all rights pursuant to this Agreement.

5.12 Termination of Prior Agreement. The Prior Agreement is hereby amended and restated in full to read as set forth herein.

5.13 Waiver. The Investors who were party to the Prior Agreement and who were “Major Investors” as defined in the Prior Agreement hereby waive any and all right of first refusal and notice requirements set forth in Section 2.1 of the Prior Agreement with respect to the issuance of the Series D Preferred Stock pursuant to the Purchase Agreement. The Investors who were party to the Prior Agreement also hereby consent to the registration rights granted herein as required by Section 1.12 of the Prior Agreement.

5.14 Rights of Investors. Each party to this Agreement shall have the absolute right to exercise or refrain from exercising any right or rights that such party may have by reason of this Agreement, including, without limitation, the right to consent to the waiver or modification of any obligation under this Agreement, and such party shall not incur any liability to any other party or other holder of any securities of the Company as a result of exercising or refraining from exercising any such right or rights.

5.15 Aggregation of Stock. All shares of Preferred Stock and Common Stock of the Company held or acquired by affiliated entities or persons (including those held by

Affiliated Entities) shall be aggregated for the purpose of determining the availability of any rights under this Agreement.

5.16 Specific Performance. The rights of the parties under this Agreement are unique and, accordingly, the parties shall, in addition to such other remedies as may be available to any of them at law or in equity, have the right to enforce their rights hereunder by actions for specific performance to the extent permitted by law.

5.17 Jurisdiction and Venue; Waiver of Jury Trial. Any action, suit or proceeding arising out of or relating to this Agreement shall be brought in the state courts of the State of California located in Santa Clara County, or, if it has or can acquire jurisdiction, any Federal court located in such State and County, and EACH OF THE PARTIES HERETO, AFTER CONSULTING WITH OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS AND WAIVES TRIAL BY JURY, IN EACH CASE IN CONNECTION WITH ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby in the courts of the State of California or the United States of America, in each case located in Santa Clara County, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such matter brought in any such court has been brought in an inconvenient forum.

[THIS SPACE LEFT BLANK INTENTIONALLY]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

COMPLETE GENOMICS, INC.

By:	/s/ Clifford A. Reid
Clifford A. Reid, President and
Chief Executive Officer

Company Address:

2071 Stierlin Court
Mountain View, CA 94043

SIGNATURE PAGE TO THE THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

Investors:

ESSEX WOODLANDS HEALTH VENTURES FUND VIII, L.P.

By:	ESSEX WOODLANDS HEALTH VENTURES VIII, L.P. Its General Partner

By:	ESSEX WOODLANDS HEALTH VENTURES VIII, LLC Its General Partner

	By:	/s/Jeff Himawan
	Name:	Jeff Himawan
	Title:	Manager

Address:	335 Bryant Street

Palo Alto, CA 94301
Attn: Jeff Himawan

Fax No:	(650) 327-9755

ESSEX WOODLANDS HEALTH VENTURES FUND VIII-A, L.P.

By:	ESSEX WOODLANDS HEALTH VENTURES VIII, L.P. Its General Partner

By:	ESSEX WOODLANDS HEALTH VENTURES VIII, LLC Its General Partner

	By:	/s/Jeff Himawan
	Name:	Jeff Himawan
	Title:	Manager

Address:	335 Bryant Street
Palo Alto, CA 94301
Attn: Jeff Himawan
Fax No:	(650) 327-9755

SIGNATURE PAGE TO THE THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

Investors:

ESSEX WOODLANDS HEALTH VENTURES FUND VIII-B, L.P.

By:	ESSEX WOODLANDS HEALTH VENTURES VIII, L.P. Its General Partner

By:	ESSEX WOODLANDS HEALTH VENTURES VIII, LLC Its General Partner

	By:	/s/Jeff Himawan
	Name:	Jeff Himawan
	Title:	Manager

Address:	335 Bryant Street
Palo Alto, CA 94301
Attn: Jeff Himawan
Fax No:	(650) 327-9755

SIGNATURE PAGE TO THE THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

Investors:

ORBIMED ASSOCIATES III, LP

By:	/s/ Carl Gordon
Carl Gordon
General Partner

Address: 767 Third Avenue, 30th Floor
New York, NY 10017

CADUCEUS PRIVATE INVESTMENTS III, LP

By:	/s/ Carl Gordon
Carl Gordon General Partner

Address: 767 Third Avenue, 30th Floor
New York, NY 10017

SIGNATURE PAGE TO THE THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

Investors:

HIGHLAND CRUSADER OFFSHORE PARTNERS, L.P.
By: Highland Crusader Fund GP, L.P.
Its: General Partner
By: Highland Crusader GP, LLC.
By: Highland Capital Management, L.P.
Its: Sole Member
By: Strand Advisors, Inc.
Its: General Partner

/s/ Jason Post
Name:	Jason Post
Title:	Operations Director

HIGHLAND CREDIT OPPORTUNITIES CDO L.P.
By: Highland Credit Opportunities CDO GP, L.P.
Its: General Partner
By: Highland Credit Opportunities CDO GP, LLC
Its: General Partner
By: Highland Capital Management, L.P.
Its: Sole Member
By: Strand Advisors, Inc.
Its: General Partner

/s/ Jason Post
Name:	Jason Post
Title:	Operations Director

SIGNATURE PAGE TO THE THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

Investors:

OVP Venture Partners VI, L.P.
By:	OVMC VI, LLC, as General Partner

By:	/s/ Chad Waite
Managing Member or Attorney In Fact

Address:	1010 Market Street
Kirkland WA 98033

OVP VI Entrepreneurs Fund, L.P.
By: OVMC VI, LLC, as General Partner

By:	/s/ Chad Waite
Managing Member or Attorney In Fact

Address:	1010 Market Street
Kirkland WA 98033

SIGNATURE PAGE TO THE THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

Investors:

Enterprise Partners VI, LP
By:	Enterprise Management Partners VI, LLC as General Partner

/s/ Andrew E. Senyei
By:	Andrew E. Senyei
Managing Director

Address:	2223 Avenida de la Playa
Suite 300
La Jolla CA 92037

Enterprise Partners V, LP
By:	Enterprise Management Partners VI, LLC as General Partner

/s/ Andrew E. Senyei
By:	Andrew E. Senyei
Managing Director

Address:	2223 Avenida de la Playa
Suite 300
La Jolla CA 92037

SIGNATURE PAGE TO THE THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

Investors:

Prospect Venture Partners III, L.P.

By:	Prospect Management Co. III, L.L.C.
Its:	General Partner

/s/ Alex Barkas
Name:
Title:	Managing Director
Address:

SIGNATURE PAGE TO THE THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

Investors:

Aquilo Partners, L.P.

By:
Its:

/s/ James F. Zanze
Name:	James F. Zanze
Title:	Managing Director

Address:

SIGNATURE PAGE TO THE THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

Investors:

The Mendelson Family Trust

/s/ Alan C. Mendelson
By:	Alan C. Mendelson
Title:	Trustee
Address:	76 De Bell Drive
Atherton, CA 94027

VP Company Investments 2004, LLC

/s/ Alan C. Mendelson
By:	Alan Mendelson
Title:	Managing Member
Address:	555 West Fifth Street
Suite 80
Los Angeles, CA 90013

VP Company Investments 2008, LLC

/s/ Alan C. Mendelson
By:	Alan Mendelson
Title:	Managing Member
Address:	555 West Fifth Street
Suite 80
Los Angeles, CA 90013

SIGNATURE PAGE TO THE THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

Investors:

Gold Hill Venture Lending 03 LP
By:	Gold Hill Venture Lending Partners 03, LP
Its:	General Partner

/s/ Tim McDonough
By:	Tim McDonough
Title:	Principal, Gold Hill Capital

SIGNATURE PAGE TO THE THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

Investors:

Genentech, Inc.

By:
Its:

/s/ Robert Andreatta
Name: Robert Andreatta
Title: Vice President, Controller & Chief Accounting Officer

Address:
1 DNA Way South San Francisco, CA 94080

SIGNATURE PAGE TO THE THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

Investors:

/s/ C. Thomas Caskey
C. Thomas Caskey, M.D.

Address:
Essex Woodlands Health Ventures
1825 Pressler Street
Suite 205
Houston, TX 77030

SIGNATURE PAGE TO THE THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

Investors:

Enterprise Partners Management, LLC

/s/ Andrew E. Senyei
Andrew E. Senyei
As sole Director of Andrew E. Senyei, Inc.
Manager of Enterprise Partners Management, LLC

Address:
2223 Avenida de la Playa
La Jolla CA 92037

SIGNATURE PAGE TO THE THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

Founders:

THE CURSON FAMILY LIVING TRUST DATED JULY 30, 2001

/s/ Robert John Curson
Robert John Curson, Trustee
Address:
135 Ponderosa Drive Santa Cruz, CA 95060

DRMANAC FAMILY TRUST DATED JUNE 21, 2000

/s/ Radoje Drmanac
Radoje Drmanac, Trustee
Address:
27635 Red Rock Road Los Altos Hills, CA 94022

CLIFFORD A. REID LIVING TRUST, DATED SEPTEMBER 3, 1997

/s/ Clifford A. Reid
Clifford A. Reid, Trustee
Address:
151 Blackburn Terrace Pacifica, CA 94044

SIGNATURE PAGE TO THE THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

Founders:

ROBERT JOHN CURSON

/s/ Robert John Curson

Address:
135 Ponderosa Drive Santa Cruz, CA 95060

RADOJE DRMANAC

/s/ Radoje Drmanac

Address:
27635 Red Rock Road Los Altos Hills, CA 94022

CLIFFORD A. REID

/s/ Clifford A. Reid

Address:
151 Blackburn Terrace Pacifica, CA 94044

SIGNATURE PAGE TO THE THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

Callida:

CALLIDA GENOMICS, INC.

/s/ Radoje Drmanac
Address: 750 N. Pastoria Ave
Sunnyvale, CA 94085

SIGNATURE PAGE TO THE THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

EXHIBIT A

SCHEDULE OF INVESTORS

Essex Woodlands Health Ventures Fund VIII, L.P.

Essex Woodlands Health Ventures Fund VIII -A, L.P.

Essex Woodlands Health Ventures Fund VIII-B, L.P.

OrbiMed Associates III, LP

Caduceus Private Investments III, LP

Highland Crusader Offshore Partners, L.P.

Highland Credit Opportunities CDO, L.P.

OVP Venture Partners VI, L.P.

OVP VI Entrepreneurs Fund L.P.

Enterprise Partners VI, LP

Enterprise Partners V, L.P.

Aquilo Partners, L.P.

Prospect Venture Partners III, L.P.

The Mendelson Family Trust

VP Company Investments 2004, LLC

VP Company Investments 2008, LLC

Gold Hill Venture Lending 03, LP

Genentech, Inc.

C. Thomas Caskey, M.D.

Enterprise Partners Management, LLC

EXHIBIT B

SCHEDULE OF FOUNDERS

The Curson Family Living Trust Dated July 30, 2001

Drmanac Family Trust Dated June 21, 2000

Clifford A. Reid Living Trust, Dated September 3, 1997

Robert John Curson

Radoje Drmanac

Clifford A. Reid

i

5.	Miscellaneous		25

	5.1	Governing Law	25
	5.2	Successors and Assigns	25
	5.3	Entire Agreement	25
	5.4	Notices	25
	5.5	Delays or Omissions	26
	5.6	Dispute Resolution Fees	26
	5.7	Counterparts	26
	5.8	Severability	26
	5.9	Titles and Subtitles	27
	5.10	Amendment and Waiver	27
	5.11	Effect of Amendment or Waiver	27
	5.12	Termination of Prior Agreement	27
	5.13	Waiver.	27
	5.14	Rights of Investors	27
	5.15	Aggregation of Stock	27
	5.16	Specific Performance	28
	5.17	Jurisdiction and Venue; Waiver of Jury Trial	28

EXHIBIT A - Schedule of Investors

EXHIBIT B - Schedule of Founders

OMNIBUS AMENDMENT

This Omnibus Amendment, dated as of November 6, 2009 (this “Omnibus Amendment”) amends (i) that certain Third Amended and Restated Investor Rights Agreement, dated as of August 12, 2009, among Complete Genomics, Inc., a Delaware corporation (the “Company”), the Investors (as defined therein) and the Founders (as defined therein) (“the “IRA”), (ii) that certain Third Amended and Restated Right of First Refusal and Co-Sale Agreement, dated as of August 12, 2009, among the Investors (as defined therein), the Founders (as defined therein) and the Company (the “ROFR Agreement”) and (iii) that certain Third Amended and Restated Voting Agreement, dated as of August 12, 2009, among the Company and the Stockholders (as defined therein) (the “Voting Agreement” together with the IRA and the ROFR Agreement, the “Agreements”).

RECITALS

WHEREAS: In connection with the Company’s proposed 30:1 reverse stock split, the undersigned signatories wish to amend the Agreements to clarify certain provisions of the Agreements;

WHEREAS: Section 5.10 of the IRA provides that the IRA may be amended with the written consent of the Company and Holders (as defined therein) of more than sixty percent (60%) of the outstanding shares of Common Stock issued or issuable pursuant to conversion of the Shares (as defined therein) (the “IRA Amendment Threshold”);

WHEREAS: Section 10.10 of the ROFR Agreement provides that the ROFR Agreement may be amended with the written consent of the Company, the Significant Common Stock Holders (as defined therein) holding, in the aggregate, a majority of the outstanding shares held by all Significant Common Stock Holders and any individual Investor (as defined therein) or group of Investors holding, in the aggregate, more than sixty percent (60%) of the common stock issued or issuable upon conversion of the Preferred Stock held by all Investors (the “ROFR Agreement Amendment Threshold”);

WHEREAS: Section 10.9 of the Voting Agreement provides that the Voting Agreement may be amended with the written consent of the Company, the holders of at least a majority of the outstanding Common Stock of the Company and the holders of at least sixty percent (60%) of the outstanding Preferred Stock of the Company and that any amendment or waiver of Section 2.1 of the Voting Agreement shall additionally require the consent of the Director Designator(s) (as defined therein) affected by such amendment or waiver; (the “Voting Agreement Amendment Threshold”); and

WHEREAS: The undersigned meet each of the IRA Amendment Threshold, the ROFR Agreement Amendment Threshold and the Voting Agreement Amendment Threshold.

NOW, THEREFORE: In consideration of the mutual promises and covenants set forth herein, and other consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

1. IRA Amendments.

1.1 Section 1.1 of the IRA is hereby amended to add the following definition:

““Restated Certificate” means the Company’s Fifth Restated Certificate of Incorporation, as may be amended from time to time.”

1.2 Section 1.11 of the IRA is hereby deleted in its entirety and replaced with the following:

“1.11 TRANSFER OF REGISTRATION RIGHTS. The rights to cause the Company to register securities granted to any party hereto under Section 1 may be assigned by a Holder only to a transferee or assignee of the lesser of (i) all of such Holder’s Registrable Securities and (ii) Eighty-Three Thousand Three Hundred Thirty-Three (83,333) shares of Registrable Securities (as appropriately adjusted for stock splits and the like; provided that no adjustment shall be made with respect to the reverse stock split occurring upon filing of the Restated Certificate) or, with respect to Registrable Securities that are Series C Preferred Stock or Series D Preferred Stock or shares of Common Stock issuable upon conversion of Series C Preferred Stock or Series D Preferred Stock, Sixteen Thousand Six Hundred Sixty-Seven (16,667) shares (as appropriately adjusted for stock splits and the like provided that no adjustment shall be made with respect to the reverse stock split occurring upon filing of the Restated Certificate), provided that the Company is given written notice at the time of or promptly after said assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are being assigned, and, provided further, that the assignee of such rights agree in writing to be bound by the terms and conditions of this Agreement. Notwithstanding the foregoing, no such minimum share assignment requirement shall be necessary for an assignment by a Holder which is (A) a partnership to its partners or retired partners in accordance with partnership interests, (B) a limited liability company to its members or former members in accordance with their interest in the limited liability company, (C) a corporation to its shareholders in accordance with their interests in the corporation, (D) to the Holder’s family member or trust for the benefit of an individual Holder, or (E) to any Affiliated Entity.”

2. ROFR Amendment.

2.1. Section 8 of the ROFR Agreement is hereby deleted in its entirety and replaced with the following:

“8. Termination. This Agreement shall terminate upon the earliest to occur of any one of the following events: (i) a Liquidation (as defined in the Company’s Fifth Restated Certificate of Incorporation (the “Restated Certificate”)); (ii) the execution by the Company of a general assignment for the benefit of creditors or the appointment of a receiver or trustee to take possession of the property and assets of the Company or (iii) a Qualified IPO (as defined in the Restated Certificate).”

2.2. Exhibits A and B of the ROFR Agreement is hereby deleted in their entirety and replaced with the exhibit attached hereto as Exhibits A and B.

3. Voting Agreement Amendment.

3.1 Section 2.1 of the Voting Agreement is hereby deleted in its entirety and replaced with the following:

“2.1 Two (2) members of the Board designated by the holders of the Series D Preferred, one of which shall be designed by Essex Woodlands Health Ventures Fund VIII, L.P. and its affiliates (“Essex”) and of which the other shall be designated by OrbiMed Associates III, LP and its affiliates (“OrbiMed”) as the Series D Directors (as defined in the Company’s Fifth Restated Certificate of Incorporation (the “Restated Certificate”). The initial designee of Essex shall be C. Thomas Caskey, M.D. The initial designee of OrbiMed shall be Carl Gordon, Ph.D;”

4. Merger. Except as expressly amended above, the IRA, the ROFR Agreement and the Voting Agreement shall remain in full force and effect.

5. Counterparts. This Omnibus Amendment may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

6. Governing Law. This Omnibus Amendment shall be construed and interpreted in accordance with and be governed by the laws of the State of California without giving effect to any conflict of laws principles that would result in the application of the laws of any state other than the State of California.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Omnibus Amendment effective as of the day and year first above written.

COMPANY:

COMPLETE GENOMICS, INC.

By:	/s/ Clifford A. Reid
Clifford A. Reid, President and
Chief Executive Officer

Address for Notice:
2071 Stierlin Court
Mountain View, CA 94043

SIGNATURE PAGE TO OMNIBUS AMENDMENT

STOCKHOLDERS:

ESSEX WOODLANDS HEALTH VENTURES FUND VIII, L.P.

By:	Essex Woodlands Health Ventures VIII, L.P., its General Partner

	By:	Essex Woodlands Health Ventures
VIII, LLC, its General Partner

	By:	/s/ Jeff Himawan
	Name:	Jeff Himawan
Title: Manager

Address: Essex Woodlands Health Ventures 335 Bryant Street Third Floor Palo Alto, CA 943010

ESSEX WOODLANDS HEALTH VENTURES FUND VIII-A, L.P.

By:	Essex Woodlands Health Ventures VIII, L.P., its General Partner

	By:	Essex Woodlands Health Ventures VIII, LLC, its General Partner

	By:	/s/ Jeff Himawan
	Name:	Jeff Himawan
Title: Manager

Address: Essex Woodlands Health Ventures 335 Bryant Street Third Floor Palo Alto, CA 943010

SIGNATURE PAGE TO OMNIBUS AMENDMENT

ESSEX WOODLANDS HEALTH VENTURES FUND VIII-B, L.P.

By:	Essex Woodlands Health Ventures VIII, L.P., its General Partner

	By:	Essex Woodlands Health Ventures
VIII, LLC, its General Partner

	By:	/s/ Jeff Himawan
	Name:	Jeff Himawan
Title: Manager

Address: Essex Woodlands Health Ventures 335 Bryant Street Third Floor Palo Alto, CA 943010

SIGNATURE PAGE TO OMNIBUS AMENDMENT

STOCKHOLDERS:

ORBIMED ASSOCIATES III, LP

By:	/s/ Carl Gordon
Carl L. Gordon, Ph.D., CFA General Partner

Address: OrbiMed Advisors, LLC 767 Third Avenue Thirtieth Floor New York, NY 10017

CADUCEUS PRIVATE INVESTMENTS III, LP

By:	/s/ Carl Gordon
Carl L. Gordon, Ph.D., CFA General Partner

Address: OrbiMed Advisors, LLC 767 Third Avenue Thirtieth Floor New York, NY 10017

SIGNATURE PAGE TO OMNIBUS AMENDMENT

STOCKHOLDERS:

HIGHLAND CRUSADER OFFSHORE PARTNERS, L.P.
By: Highland Crusader Fund GP, L.P.
Its: General Partner
By: Highland Crusader GP, LLC.
By: Highland Capital Management, L.P.
Its: Sole Member
By: Strand Advisors, Inc.
Its: General Partner

/s/ Jason Post
Name:	Jason Post
Title:	Operations Director

HIGHLAND CREDIT OPPORTUNITIES CDO L.P.
By: Highland Credit Opportunities CDO GP, L.P.
Its: General Partner
By: Highland Credit Opportunities CDO GP, LLC
Its: General Partner
By: Highland Capital Management, L.P.
Its: Sole Member
By: Strand Advisors, Inc.
Its: General Partner

/s/ Jason Post
Name:	Jason Post
Title:	Operations Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT

STOCKHOLDERS:

OVP VENTURE PARTNERS VI, L.P.
By:	OVMC VI, LLC, as General Partner

By:	/s/ Chad Waite
Managing Member or Attorney In Fact

Address: OVP Venture Partners 1010 Market Street Kirkland, WA 98033

OVP VI ENTREPRENEURS FUND, L.P.
By:	OVMC VI, LLC, as General Partner

By:	/s/ Chad Waite
Managing Member or Attorney In Fact

Address: OVP Venture Partners 1010 Market Street Kirkland, WA 98033

SIGNATURE PAGE TO OMNIBUS AMENDMENT

STOCKHOLDERS:

ENTERPRISE PARTNERS V, LP
By:	Enterprise Management Partners V, LLC
as General Partner

/s/ Andrew E. Senyei
By:	Andrew E. Senyei
Managing Director

Address: 2223 Avenida de la Playa Suite 300 La Jolla CA 92037

ENTERPRISE PARTNERS VI, LP
By:	Enterprise Management Partners VI, LLC as
General Partner

/s/ Andrew E. Senyei
By:	Andrew E. Senyei
Managing Director

Address: 2223 Avenida de la Playa Suite 300 La Jolla CA 92037

SIGNATURE PAGE TO OMNIBUS AMENDMENT

STOCKHOLDERS:

PROSPECT VENTURE PARTNERS III, L.P.

By:	Prospect Management Co. III, L.L.C.
Its:	General Partner

/s/ Alex Barkas
By:
Title:	Managing Director

Address: Prospect Venture Partners 435 Tasso Street Suite 200 Palo Alto, CA 94301

SIGNATURE PAGE TO OMNIBUS AMENDMENT

STOCKHOLDERS:

THE MENDELSON FAMILY TRUST

/s/ Alan C. Mendelson
By:	Alan Mendelson
Title:	Trustee

Address: 76 De Bell Drive Atherton, CA 94027

VP COMPANY INVESTMENTS 2008, LLC

/s/ Alan C. Mendelson
By:	Alan Mendelson
Title:	Trustee

Address: c/o Latham & Watkins LLP 555 West Fifth Street Suite 800 Los Angeles, CA 90013-1021

SIGNATURE PAGE TO OMNIBUS AMENDMENT

STOCKHOLDERS:

AQUILO PARTNERS, L.P.

/s/ James F. Zanze
By: James F. Zanze
Title: Managing Director

Address: One Maritime Plaza Suite 1570 San Francisco, CA 94111

SIGNATURE PAGE TO OMNIBUS AMENDMENT

SIGNIFICANT COMMON STOCK HOLDERS:

THE CURSON FAMILY LIVING TRUST DATED JULY 30, 2001

/s/ Robert John Curson
Robert John Curson, Trustee
Address: 135 Ponderosa Drive Santa Cruz, CA 95060

DRMANAC FAMILY TRUST DATED JUNE 21, 2000

/s/ Radoje Drmanac
Radoje Drmanac, Trustee
Address: 27635 Red Rock Road Los Altos Hills, CA 94022

CLIFFORD A. REID LIVING TRUST, DATED SEPTEMBER 3, 1997

/s/ Clifford A. Reid
Clifford A. Reid, Trustee
Address: 151 Blackburn Terrace Pacifica, CA 94044

SIGNATURE PAGE TO OMNIBUS AMENDMENT

EXHIBIT A

Investors

Investor	Number of Shares *
Essex Woodlands Health Ventures Fund VIII, L.P.	1,798,115
Essex Woodlands Health Ventures Fund VIII –A, L.P.	129,644
Essex Woodlands Health Ventures Fund VIII-B, L.P.	56,367
Orbimed Associates III	18,718
Caduceus Private Investments III	1,965,408
Highland Crusader Offshore Partners, L.P.	1,249,214
Highland Credit Opportunities CDO, L.P.	362,122
Genentech, Inc.	85,888
OVP Venture Partners VI, L.P.	1,793,502
OVP VI Entrepreneurs Fund L.P.	27,725
Enterprise Partners VI, LP	1,490,106
Enterprise Partners V, LP	331,133
VP Company Investments 2004, LLC	5,323
VP Company Investments 2008, LLC	5,521
The Mendelson Family Trust	10,844
Prospect Venture Partners III, L.P.	1,730,366
Gold Hill Venture Lending 03, LP	32,729
Aquilo Partners, L.P.	11,986

* For the avoidance of confusion, it is noted that the numbers above include certain shares and/or warrants that are not taken into account in the calculations of “Co-Sale Pro Rata Portion” and “ROFR Pro Rata Portion” under this Agreement.

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EXHIBIT B

Significant Common Holders

Significant Common Holders	Number of Shares

Clifford A. Reid Living Trust, Dated September 3, 1997	33,333
Drmanac Family Trust Dated June 21, 2000	33,333
The Curson Family Living Trust Dated July 30, 2001	11,666

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OMNIBUS AMENDMENT

This Omnibus Amendment, dated as of February 16, 2010 (this “Omnibus Amendment”), amends (i) that certain Series D Preferred Stock Purchase Agreement dated as of August 12, 2009 (the “Purchase Agreement”), among Complete Genomics, Inc., a Delaware corporation (the “Company”), and the entities and individuals listed on Exhibit A thereto (each an “Investor” and together the “Investors”), (ii) that certain Third Amended and Restated Investor Rights Agreement, dated as of August 12, 2009, as amended on November 6, 2009, among the Company, the Investors (as defined therein) and the Founders (as defined therein) (“the “IRA”), (iii) that certain Third Amended and Restated Right of First Refusal and Co-Sale Agreement, dated as of August 12, 2009, as amended on November 6, 2009, among the Investors (as defined therein), the Founders (as defined therein) and the Company (the “ROFR Agreement”) and (iii) that certain Third Amended and Restated Voting Agreement, dated as of August 12, 2009, as amended on November 6, 2009, among the Company and the Stockholders (as defined therein) (the “Voting Agreement” together with the Purchase Agreement, the IRA and the ROFR Agreement, the “Agreements”).

RECITALS

WHEREAS, the Company and the undersigned Investors desire to amend the Purchase Agreement to add an additional closing to the Purchase Agreement to (i) provide for the issuance of an additional 1,346,762 shares of Series D Preferred Stock of the Company (the “Series D Extension Financing”), (ii) add C. Thomas Caskey to the Agreement as an Investor and (iii) to effect certain other related changes.

WHEREAS, in connection with the Series D Extension Financing, the Company and the undersigned Investors desire to make certain conforming amendments to the IRA, the ROFR Agreement and the Voting Agreement.

WHEREAS, Section 6.10 of the Purchase Agreement provides that the Purchase Agreement may be amended or waived only with the written consent of the Company and the holders of a majority of the Common Stock issuable or issued upon conversion of the Shares (as defined therein) (the “Purchase Agreement Threshold”).

WHEREAS, Section 5.10 of the IRA provides that the IRA may be amended with the written consent of the Company and Holders (as defined therein) of more than sixty percent (60%) of the outstanding shares of Common Stock issued or issuable pursuant to conversion of the Shares (as defined therein) (the “IRA Amendment Threshold”).

WHEREAS, Section 10.10 of the ROFR Agreement provides that the ROFR Agreement may be amended with the written consent of the Company, the Significant Common Stock Holders (as defined therein) holding, in the aggregate, a majority of the outstanding shares held by all Significant Common Stock Holders and any individual Investor (as defined therein) or group of Investors holding, in the aggregate, more than sixty percent (60%) of the common stock issued or issuable upon conversion of the Preferred Stock held by all Investors (the “ROFR Agreement Amendment Threshold”).

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WHEREAS, Section 10.9 of the Voting Agreement provides that the Voting Agreement may be amended with the written consent of the Company, the holders of at least a majority of the outstanding Common Stock of the Company and the holders of at least sixty percent (60%) of the outstanding Preferred Stock of the Company (the “Voting Agreement Amendment Threshold”).

WHEREAS, The undersigned constitute each of the Purchase Agreement Threshold, the IRA Amendment Threshold, the ROFR Agreement Amendment Threshold and the Voting Agreement Amendment Threshold.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1. Amendments.

(A) Section 1.1 of the Purchase Agreement is hereby amended and restated to read in its entirety as follows:

“1.1 Sale and Issuance of Series D Preferred Stock.

(a) The Company shall adopt and file with the Secretary of State of the State of Delaware on or before the Initial Closing (as defined below in Section 1.3(a)) the Fourth Restated Certificate of Incorporation in the form attached hereto as Exhibit B (the “Fourth Restated Certificate”). The Company shall adopt and file with the Secretary of State of the State of Delaware on or before the 2010 Initial Closing (as defined below in Section 1.3(c)) the Sixth Restated Certificate of Incorporation in the form attached hereto as Exhibit B-1 (the “Sixth Restated Certificate”). The term “Restated Certificate” as used herein shall, prior to the 2010 Initial Closing, refer to the Fourth Restated Certificate and from and after the 2010 Initial Closing shall refer to the Sixth Restated Certificate.

(b) Subject to the terms and conditions of this Agreement, each Investor agrees, severally and not jointly, to purchase at the applicable Closing, and the Company agrees, severally and not jointly, to sell and issue to each Investor at the applicable Closing, that number of shares of the Company’s Series D Preferred Stock (the “Series D Preferred”) set forth opposite each Investor’s name on Exhibit A hereto at a purchase price of $0.252 per share (if such Shares are purchased at the Initial Closing) or $7.56 per share (if such Shares are purchased at the 2010 Initial Closing). The shares of Series D Preferred to be sold pursuant to this Agreement are collectively referred to herein as the “Shares.” The Shares will have the rights, preferences, privileges and restrictions set forth in the Restated Certificate or the Sixth Restated Certificate, as applicable.”

(B) Exhibit A of the Purchase Agreement is hereby amended to read in its entirety as set forth on Exhibit A hereto.

(C) Exhibit B-1 is hereby added to the Purchase Agreement to read in its entirety as set forth on Exhibit B-1 hereto.

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(D) Section 1.3(c) of the Purchase Agreement is hereby amended and restated to read in its entirety as follows and Sections 1.3(d), (e) and (f) of the Agreement are hereby added to read in their entirety as follows:

“(c) The purchase and sale of Shares listed on Exhibit A hereto under the heading “2010 Initial Closing” shall take place at the offices of Latham & Watkins LLP at 12:00 p.m. on February 16, 2010, or at such other time and place as the Company and Investors acquiring in the aggregate more than half of the Shares at such Closing shall mutually agree (which time and place are designated as the “2010 Initial Closing”).

(d) At any time on or before the fifteenth (15th) day following the 2010 Initial Closing or at such later time as the Company and the Majority Holders shall mutually agree upon, the Company may sell to persons or entities (and their affiliates) listed on Exhibit A-1 hereto under the heading “2010 Additional Closing” the number of shares of Series D Preferred set forth next to such person’s or entity’s name (the “2010 Additional Closing”). All such sales made at the 2010 Additional Closing shall be made on the terms and conditions set forth in this Agreement. The representations and warranties of the Company set forth in Section 2 hereof (and the Schedule of Exceptions) shall speak as of the 2010 Initial Closing and the Company shall have no obligation to update any such disclosure. The representations and warranties of investor(s) participating in the 2010 Additional Closing (each, an “2010 Additional Closing Investor”) shall speak as of such 2010 Additional Closing. The Schedule of Investors may be amended by the Company without the consent of the Investors to reflect the date of the 2010 Additional Closing and the number of Shares purchased by any 2010 Additional Closing Investor in accordance with this Section 1.3(d) upon the execution by such Additional Closing Investor of a counterpart signature page to this Amendment (and, if the 2010 Additional Closing Investor was not an Additional Closing Investor, the Ancillary Agreements), making such purchaser a party to and bound by the terms and conditions of this Agreement, as amended, and the Ancillary Agreements. Any shares of Series D Preferred sold pursuant to this Section 1.3(d) shall be deemed to be “Shares” for all purposes under this Agreement and each 2010 Additional Closing Investor shall be deemed to be an “Investor” for all purposes under this Agreement. For the avoidance of doubt, without the prior written consent of the Majority Holders the Company may not sell any additional Shares at the 2010 Additional Closing except in the amounts, and to the 2010 Additional Closing Investors, in each case that are listed on Exhibit A-1 as of the date of the 2010 Initial Closing.

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(e) If any of Essex Woodlands Health Ventures Fund VIII, L.P., Essex Woodlands Health Ventures Fund VIII-A, L.P. and Essex Woodlands Health Ventures Fund VIII-B, L.P. (collectively, “Essex”), OrbiMed Associates III, LP and Caduceus Private Investments III, LP (collectively, “OrbiMed”), Highland Capital Management, L.P. (“Highland”), Prospect Venture Partners III, L.P. (“Prospect”), OVP Venture Partners VI, L.P. and OVP VI Entrepreneurs Fund, L.P. (collectively, “OVP”) and Enterprise Partners VI, LP and Enterprise Partners V, LP (collectively, “Enterprise”), together with their respective affiliates (the “Major Investors”), do not purchase their pro rata portion (calculated by comparing the ratio of the number of shares of Preferred Stock held by such Major Investor to the number of shares of Preferred Stock held by all Major Investors, each on an as-converted to Common Stock basis, the “Pro Rata Portion”) of Ten Million dollars ($10,000,000) (the “Extension Amount”) at either the 2010 Initial Closing or the 2010 Additional Closing, each Major Investors who purchases its Pro Rata Portion of the Extension Amount (the “Participating Major Investors”) shall have the right, but not the obligation, to purchase up to the remaining portion that the Major Investors failed to exercise (the “Over-Allotment Shares”); provided, that if the Major Investors with such over-allotment right exercise such right for an aggregate number in excess of such Over-Allotment Shares, the Over-Allotment Shares shall be allocated among them in accordance with their respective Pro Rata Portions (or in such other manner as such Participating Major Investors agree). The sale of the Over-Allotment Shares shall take place within fifteen (15) days after the 2010 Additional Closing (the “Over-Allotment Closing”) and such sale shall be made on the terms and conditions set forth in this Agreement. The representations and warranties of the Company set forth in Section 2 hereof (and the Schedule of Exceptions) shall speak as of the 2010 Initial Closing and the Company shall have no obligation to update any such disclosure. The representations and warranties of investor(s) participating in the Over-Allotment Closing (each, an “Over-Allotment Investor”) shall speak as of the Over-Allotment Closing. The Schedule of Investors may be amended by the Company without the consent of the Investors to reflect the date of the Over-Allotment Closing and the number of Shares purchased by any Over-Allotment Investor in accordance with this Section 1.3(e). Any shares of Series D Preferred sold pursuant to this Section 1.3(e) shall be deemed to be “Shares” for all purposes under this Agreement.

(f) As soon as practicable after each Closing, the Company shall deliver to each Investor a certificate or certificates representing that number of Shares set forth opposite such Investor’s name on Exhibit A hereto and, if applicable, the Warrants, against payment of the purchase price therefor by check, wire transfer, cancellation of indebtedness, any combination of the foregoing, or such other forms of payment as may be approved by the Company’s Board of Directors (the “Board”).”

(E) Exhibit A-1 of the Purchase Agreement is hereby amended to read in its entirety as set forth on Exhibit A-1 hereto.

(F) The introductory clause of Section 2 of the Purchase Agreement is hereby amended to read in its entirety as follows:

“2 Representations and Warranties of the Company. The Company hereby represents and warrants to each Investor as of the Initial Closing or the 2010 Initial Closing, as applicable, except where another date is specified in such representation or warranty and except

4

as set forth in the Schedule of Exceptions attached hereto as Exhibit F, which Schedule of Exceptions shall be updated as of the 2010 Initial Closing and attached hereto as Exhibit F-1 (each, the “Schedule of Exceptions”), specifically identifying the relevant subparagraph(s) hereof, which exceptions shall be deemed to be representations and warranties hereunder:”

(G) The last sentence of Section 2 of the Purchase Agreement is hereby amended to read in its entirety as follows:

“True and accurate copies of the Company’s Certificate of Incorporation and Bylaws, each as amended and in effect at the Initial Closing and the 2010 Initial Closing, have been made available to the Investors.”

(H) Clause (i) of Section 2.4 of the Purchase Agreement is hereby amended and restated in its entirety as follows:

“(i) the filing of the Fourth Restated Certificate in the office of the Secretary of State of the State of Delaware, which has been filed by the Company prior to the Initial Closing or, with respect to the 2010 Initial Closing or the 2010 Additional Closing, the filing of the Sixth Restated Certificate in the office of the Secretary of State of the State of Delaware, which has been filed by the Company prior to the 2010 Initial Closing.”

(I) The first sentence of Section 2.8 of the Purchase Agreement is hereby amended and restated in its entirety as follows:

“The Company is not in violation or default of any provision of its Certificate of Incorporation or Bylaws, each as amended and in effect as of the Initial Closing or the 2010 Initial Closing, as applicable.”

(J) The first sentence of Section 2.24 of the Purchase Agreement is hereby amended and restated in its entirety as follows:

“The Company has made available to each Investor the audited balance sheet, income statement and statement of cash flows of the Company as of and for the period ended December 31, 2008 and the unaudited balance sheet, income statement and statements of cash flows of the Company as, of and for the nine (9) month period ended September 30, 2009, with respect to the 2010 Initial Closing) (collectively, the “Financial Statements”).”

(K) The fourth sentence of Section 2.24 of the Purchase Agreement is hereby amended and restated in its entirety as follows:

“Except as set forth in the Financial Statements, the Company has no material liabilities or obligations, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to September 30, 2009 and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Financial Statements, which, in both cases, individually or in the aggregate are not material to the financial condition or operating results of the Company.”

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(L) The introductory clause of Section 2.25 of the Purchase Agreement is hereby amended and restated in its entirety as follows:

“2.25 Changes. Since September 30, 2009, there has not been:”

(M) The introductory clause of Section 3 of the Purchase Agreement is hereby amended and restated in its entirety as follows:

“3 Representations and Warranties of the Investors. Each Investor hereby severally represents and warrants as of each Closing at which such Investor purchases Shares as follows:”

(N) Section 4.1 of the Purchase Agreement is hereby amended and restated in its entirety as follows:

“4.1 Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true on and as of the Initial Closing and the 2010 Initial Closing with the same effect as though such representations and warranties had been made on and as of the date of the Initial Closing or the 2010 Initial Closing, as applicable.”

(O) Section 4.4 of the Purchase Agreement is hereby amended and restated in its entirety as follows:

“4.4 Restated Certificate. The Fourth Restated Certificate shall have been filed with the Secretary of State of Delaware prior to the Initial Closing and the Sixth Restated Certificate shall have been filed with the State of Delaware prior to the 2010 Initial Closing.”

(P) Section 4.8 of the Purchase Agreement is hereby amended and restated in its entirety as follows:

“4.8 Opinion of Company Counsel. The Investors shall have received from Latham & Watkins LLP, counsel for the Company, an opinion, dated as of the Initial Closing or the 2010 Initial Closing, as applicable, in the form attached hereto as Exhibit G.”

(Q) Section 6.8 of the Purchase Agreement is hereby amended and restated in its entirety as follows:

“6.8 Expenses. The Company and each Investor shall bear their own expenses and legal fees incurred on their behalf with respect to this Agreement and the transactions contemplated hereby; provided, however, that promptly after the Initial Closing, the Company shall pay reasonable out of pocket legal fees and expenses incurred in connection with the transactions contemplated by this Agreement, including review of intellectual property, of Essex and OrbiMed (the “New Investors”) in an amount not to exceed $175,000 in the aggregate, and the reasonable out of pocket legal fees and expenses incurred in connection with the transactions contemplated by this Agreement of one counsel to certain of the Investors (other than the New Investors) in an amount not to exceed $30,000 in the aggregate. The Company shall also reimburse Essex, or pay at the discretion of Essex, the reasonable legal fees and expenses of Essex incurred in connection with any waiver, amendment or modification of this Agreement or

6

the Ancillary Agreements that is requested by the Company. Promptly after the 2010 Initial Closing, the Company shall pay the reasonable out of pocket legal fees and expenses incurred by one counsel to the New Investors in connection with the Series D Extension Financing, as supported by a detailed invoice in an amount not to exceed $10,000 in the aggregate.”

(R) Any reference to the Company’s Fifth Restated Certificate of Incorporation in the IRA, the ROFR Agreement or the Voting Agreement shall hereafter be deemed to be a reference to the Company’s Sixth Restated Certificate of Incorporation, as may be amended from time to time.

2. Reference to and Effect on the Agreements. On or after the date hereof, each reference in the Agreements to “this Agreement,” “hereunder,” “herein” or words of like import shall mean and be a reference to the Agreements as amended hereby. No reference to this Amendment need be made in any instrument or document at any time referring to the Agreements, a reference to the Agreements in any of such to be deemed a reference to the Agreements as amended hereby.

3. No Other Amendments. Except as set forth herein, the Agreements shall remain in full force and effect in accordance with their terms.

4. Counterparts. This Amendment may be executed in any number of counterparts, each of which may be executed by less than all of the parties, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

5. Definitions. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

6. Headings. All section headings herein are inserted for convenience only and shall not modify or affect the construction or interpretation of any provisions of this Amendment or the Agreements.

7. Governing Law. This Amendment and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

(Signature pages follow)

7

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

Complete Genomics, Inc.

/s/ Clifford A. Reid
Clifford A. Reid, President and
Chief Executive Officer

Address for Notice:
2071 Stierlin Court Mountain View, CA 94043

SIGNATURE PAGE TO COMPLETE GENOMICS, INC. OMNIBUS AMENDMENT

IN CONNECTION WITH SERIES D EXTENSION FINANCING

Investors:

ESSEX WOODLANDS HEALTH VENTURES FUND VIII, L.P.

By:	ESSEX WOODLANDS HEALTH VENTURES VIII, L.P. Its General Partner

By:	ESSEX WOODLANDS HEALTH VENTURES VIII, LLC Its General Partner

	By:	/s/ Jeff Himawan
	Name:	Jeff Himawan
	Title:	Manager

Address:	335 Bryant Street

Palo Alto, CA 94301
Attn: Jeff Himawan

Fax No:	(650) 327-9755

ESSEX WOODLANDS HEALTH VENTURES FUND VIII-A, L.P.

By:	ESSEX WOODLANDS HEALTH VENTURES VIII, L.P. Its General Partner

By:	ESSEX WOODLANDS HEALTH VENTURES VIII, LLC Its General Partner

	By:	/s/ Jeff Himawan
	Name: Title:	Jeff Himawan Manager

Address:	335 Bryant Street
Palo Alto, CA 94301
Attn: Jeff Himawan
Fax No:	(650) 327-9755

SIGNATURE PAGE TO COMPLETE GENOMICS, INC. OMNIBUS AMENDMENT

IN CONNECTION WITH SERIES D EXTENSION FINANCING

Investors:

ESSEX WOODLANDS HEALTH VENTURES FUND VIII-B, L.P.

By:	ESSEX WOODLANDS HEALTH VENTURES VIII, L.P. Its General Partner

By:	ESSEX WOODLANDS HEALTH VENTURES VIII, LLC Its General Partner

	By:	/s/ Jeff Himawan
	Name:	Jeff Himawan
	Title:	Manager

Address:	335 Bryant Street
Palo Alto, CA 94301
Attn: Jeff Himawan
Fax No:	(650) 327-9755

SIGNATURE PAGE TO COMPLETE GENOMICS, INC. OMNIBUS AMENDMENT

IN CONNECTION WITH SERIES D EXTENSION FINANCING

Investors:

ORBIMED ASSOCIATES III, LP

By:	/s/ Carl Gordon
Carl Gordon
General Partner

Address: 767 Third Avenue, 30th Floor New York, NY 10017

CADUCEUS PRIVATE INVESTMENTS III, LP

By:	/s/ Carl Gordon
Carl Gordon
General Partner

Address: 767 Third Avenue, 30th Floor New York, NY 10017

SIGNATURE PAGE TO COMPLETE GENOMICS, INC. OMNIBUS AMENDMENT

IN CONNECTION WITH SERIES D EXTENSION FINANCING

Investors:

OVP Venture Partners VI, L.P.
By:	OVMC VI, LLC, as General Partner

By:	/s/ Chad Waite
Managing Member or Attorney In Fact

Address:

OVP VI Entrepreneurs Fund, L.P.
By:	OVMC VI, LLC, as General Partner

By:	/s/ Chad Waite
Managing Member or Attorney In Fact

Address:

SIGNATURE PAGE TO COMPLETE GENOMICS, INC. OMNIBUS AMENDMENT

IN CONNECTION WITH SERIES D EXTENSION FINANCING

Investors:

Enterprise Partners VI, LP
By:	Enterprise Management Partners VI, LLC as General Partner

/s/ Andrew E. Senyei
By:	Andrew E. Senyei
Managing Director

Address:	2223 Avenida de la Playa
La Jolla CA 92037

Enterprise Partners V, LP
By:	Enterprise Management Partners V, LLC as General Partner

/s/ Andrew E. Senyei
By:	Andrew E. Senyei
Managing Director

Address:	2223 Avenida de la Playa
La Jolla CA 92037

Enterprise Partners Management, LLC

/s/ Andrew E. Senyei
Andrew E. Senyei
As sole Director of Andrew E. Senyei, Inc.
Manager of Enterprise Partners Management, LLC

Address:	2223 Avenida de la Playa
La Jolla CA 92037

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Investors:

Prospect Venture Partners III, L.P.

By:	Prospect Management Co. III, L.L.C.
Its:	General Partner

/s/ David Markland
Name:
Title:	Managing Director or Attorney In Fact

Address:

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Investors:

HIGHLAND CRUSADER OFFSHORE PARTNERS, L.P.
By: Highland Crusader Fund GP, L.P., as General Partner
By: Highland Crusader GP, LLC.
By: Highland Capital Management, L.P., as Sole Member
By: Strand Advisors, Inc., as General Partner

By:	/s/ Mark Okada
Name:	Mark Okada
Title:	Executive Vice President

HIGHLAND CREDIT OPPORTUNITIES CDO, L.P.
By:	Highland Crusader Fund GP, L.P., as General Partner
By:	Highland Crusader GP, LLC.
By:	Highland Capital Management, L.P., as Sole Member
By:	Strand Advisors, Inc., as General Partner

By:	/s/ Mark Okada
Name:	Mark Okada
Title:	Executive Vice President

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Investors:

Aquilo Partners, L.P.

By:
Its:

/s/ John Rumsey
Name: John Rumsey
Title: Managing Director

Address:

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Investors:

The Mendelson Family Trust

/s/ Alan C. Mendelson
By:	Alan C. Mendelson
Title:	Trustee

Address: 76 De Bell Drive Atherton, CA 94027

VP Company Investments 2008, LLC

/s/ Alan C. Mendelson
By:	Alan C. Mendelson
Title:	Managing Member

Address: 555 West Fifth Street
Suite 800
Los Angeles, CA 90013

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Investors:

C. Thomas Caskey

/s/ C. Thomas Caskey

Address:
Essex Woodlands Health Ventures
1825 Pressler Street
Suite 205
Houston, TX 77030

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Investors:

Gold Hill Venture Lending 03 L.P.
By:	Gold Hill Venture Lending Partners 03, L.P., as General Partner

/s/ Tim McDonough
By:	Tim McDonough
Title:	Principal, Gold Hill Capital

Address: Gold Hill Capital One Almaden Boulevard Suite 630 San Jose, CA 95113

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Investors:

Genentech, Inc.

By:
Its:

/s/ Robert Andreatta
Name: Robert Andreatta
Title: Vice President, Controller & Chief Accounting Officer

Address:
1 DNA Way South San Francisco, CA 94080

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Significant Common Stockholders:*

THE CURSON FAMILY LIVING TRUST DATED JULY 30, 2001

/s/ Robert John Curson
Robert John Curson, Trustee
Address: 135 Ponderosa Drive Santa Cruz, CA 95060

DRMANAC FAMILY TRUST DATED JUNE 21, 2000

/s/ Radoje Drmanac
Radoje Drmanac, Trustee
Address: 27635 Red Rock Road Los Altos Hills, CA 94022

CLIFFORD A. REID LIVING TRUST, DATED SEPTEMBER 3, 1997

/s/ Clifford A. Reid
Clifford A. Reid, Trustee
Address: 151 Blackburn Terrace Pacifica, CA 94044

* Signing for purposes of amendment of Right of First Refusal and Co-Sale Agreement and Voting Agreement only.

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Founders:*

ROBERT JOHN CURSON

/s/ Robert John Curson

Address: 135 Ponderosa Drive Santa Cruz, CA 95060

RADOJE DRMANAC

/s/ Radoje Drmanac

Address: 27635 Red Rock Road Los Altos Hills, CA 94022

CLIFFORD A. REID

/s/ Clifford A. Reid

Address: 151 Blackburn Terrace Pacifica, CA 94044

* Signing for purposes of amendment of Right of First Refusal and Co-Sale Agreement and Voting Agreement only.

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EXHIBIT A

SCHEDULE OF INVESTORS

Initial Closing – August 12, 2009

Investor	Number of Shares	Aggregate Purchase Price	Common Stock Warrants

Essex Woodlands Health Ventures Fund VIII	53,943,453	$13,593,750.16	0
Essex Woodlands Health Ventures Fund VIII -A	3,889,340	$980,113.68	0
Essex Woodlands Health Ventures Fund VIII-B	1,691,017	$426,136.29	0
Orbimed Associates III	561,548	$141,510.10	0
Caduceus Private Investments III	58,962,262	$14,858,490.03	0
Highland Crusader Offshore Partners, L.P.	12,237,678	$3,083,894.86(1)	9,889,156
OVP Venture Partners VI, L.P.	16,031,186	$4,039,858.88(2)	13,337,730
OVP VI Entrepreneurs Fund, L.P.	244,608	$61,641.22(3)	94,022
Enterprise Partners VI, LP	11,274,790	$2,841,247.08(4)	9,267,909
Enterprise Partners V, L.P.	5,001,004	$1,260,253.01(5)	4,163,843
Prospect Venture Partners III, L.P.	14,734,541	$3,713,104.34(6)	12,166,279
The Mendelson Family Trust	104,396	$26,307.80(7)	0
VP Company Investments 2008, LLC	104,396	$26,307.80(8)	0
Aquilo Partners, L.P.	96,253	$24,255.76(9)	0

(1) $3,079,165.40 paid by conversion of Subordinated Convertible Promissory Notes dated February 13, 2009, April 6, 2009, June 12, 2009 and August 5, 2009.

(2) $4,033,857.77 paid by conversion of Subordinated Convertible Promissory Notes dated February 13, 2009, April 6, 2009, June 12, 2009 and August 5, 2009.

(3) $61,549.54 paid by conversion of Subordinated Convertible Promissory Notes dated February 13, 2009, April 6, 2009, June 12, 2009 and August 5, 2009.

(4) $2,835,154.23 paid by conversion of Subordinated Convertible Promissory Notes dated February 13, 2009, April 6, 2009, June 12, 2009 and August 5, 2009.

(5) Paid by conversion of Subordinated Convertible Promissory Notes dated April 6, 2009 and June 12, 2009.

(6) $3,707,592.58 paid by conversion of Subordinated Convertible Promissory Notes dated February 13, 2009, April 6, 2009, June 12, 2009 and August 5, 2009.

(7) Paid by conversion of Subordinated Convertible Promissory Notes dated March 4, 2009, April 6, 2009 and June 30, 2009.

(8) Paid by conversion of Subordinated Convertible Promissory Notes dated March 4, 2009, April 6, 2009 and June 30, 2009.

(9) Paid by conversion of Subordinated Convertible Promissory Notes dated March 4, 2009, April 6, 2009 and June 30, 2009.

2010 Initial Closing – February 16, 2010

Investor	Number of Shares	Aggregate Purchase Price

Essex Woodlands Health Ventures Fund VIII	263,019	$1,988,423.64
Essex Woodlands Health Ventures Fund VIII -A	18,964	$143,367.84
Essex Woodlands Health Ventures Fund VIII-B	8,245	$62,332.20
Orbimed Associates III	2,738	$20,699.28
Caduceus Private Investments III	287,490	$2,173,424.40
OVP Venture Partners VI, L.P.	187,813	$1,419,866.28
OVP VI Entrepreneurs Fund, L.P.	1,324	$10,009.44
Enterprise Partners Management, LLC	66,138	$500,003.28
Enterprise Partners VI, LP	112,963	$854,000.28
Enterprise Partners V, L.P.	10,037	$75,879.72
Prospect Venture Partners III, L.P.	183,275	$1,385,559.00
Total	1,142,006	$8,633,565.36

EXHIBIT A-1

SCHEDULE OF INVESTORS/ADDITIONAL CLOSINGS

Additional Closing – August 21, 2009

Investor	Number of Shares	Aggregate Purchase Price

The Mendelson Family Trust	22,699	$5,720.15
VP Company Investments 2008, LLC	22,699	$5,720.15
Aquilo Partners, L.P.	20,928	$5,273.86

2010 Additional Closing – March 9, 2010

Investor	Number of Shares	Aggregate Purchase Price

Highland Crusader Offshore Partners, L.P.	127,774	$965,971.44
Highland Credit Opportunities CDO, L.P.	52,969	$400,445.64
Genentech, Inc.	12,366	$93,486.96
Aquilo Partners, L.P.	1,653	$12,496.68
Gold Hill Venture Lending 03, LP	3,723	$28,145.88
C. Thomas Caskey	3,307	$25,000.92
The Mendelson Family Trust	1,482	$11,203.92
VP Company Investments 2008, LLC	1,482	$11,203.92
	204,756	$1,547,955.36

EXHIBIT B-1

SIXTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION